UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )

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Bionovo, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 8, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Bionovo, Inc, a Delaware corporation (“Bionovo” or the “Company”). The meeting will be held on Tuesday, May 10, 2011, at 3:00 p.m. local time at the Company’s headquarters, located at 5858 Horton Street, Suite 260, Emeryville, California for the following purposes:

1.	To elect five directors to the Board of Directors to hold office for a one-year term (the “Election of Directors”);
2.	To consider and vote upon a proposal to approve Amendment No. 6 to the Company’s Stock Incentive Plan;
3.	To ratify the appointment of PMB Helin Donovan, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2011 (the “Ratification of Public Accountants”); and
4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on March 28, 2011 are entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements thereof.

If you are a stockholder of record, you will find enclosed a proxy card or cards and an envelope in which to return the card(s). Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to take a moment to vote on the items in this year’s proxy statement. Voting takes only a few minutes, and it will ensure that your shares are represented at the meeting.

I look forward to seeing you at the annual meeting, where you will hear about our results for 2010 and our priorities for 2011.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 10, 2011: We have elected to provide access to our proxy materials by: (i) sending you this full set of proxy materials, including the proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2010 and a proxy card; and (ii) notifying you of the availability of these proxy materials on the Internet that you may download and print at http://www.colonialstock.com/bionovo2011. We encourage you to review all of the important information contained in the proxy materials contained herein or accessed via the website before voting.

Sincerely,

/s/ Dr. Mary Tagliaferri
Mary Tagliaferri
President and Secretary

i

BIONOVO, INC.

5858 Horton Street, Suite 400
Emeryville, California 94608

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

Shareholders Should Read the Entire Proxy Statement Carefully
Prior to Returning Their Proxies

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON MAY 10, 2011

You are receiving this communication because you hold shares in Bionovo, Inc. We have elected to provide access to our proxy materials by: (i) sending you this full set of proxy materials, including the proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2010 and a proxy card; and (ii) notifying you of the availability of these proxy materials on the Internet that you may download and print at http://www.colonialstock.com/bionovo2011. We encourage you to review all of the important information contained in the proxy materials contained herein or accessed via the website before voting.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Bionovo is soliciting your proxy to vote at the 2011 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on March 28, 2011, the record date for the annual meeting, will be entitled to vote at the annual meeting. On this record date, there were 54,561,312 shares of common stock, $0.0001 par value per share, outstanding and entitled to vote. The presence, in person or by proxy, of a majority of those shares will constitute a quorum at the meeting.

Stockholder of Record: Shares Registered in Your Name

If on March 28, 2011 your shares were registered directly in your name with our transfer agent, Colonial Stock Transfer, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 28, 2011 your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

(1)	to elect five directors (the “Election of Directors”);
(2)	to amend our Stock Incentive Plan to increase the number of shares covered by, and reserved for issuance under, the Plan from 1,899,358 shares to 12,000,000 shares (the “Plan Amendment”); and
(3)	to ratify the appointment of PMB Helin Donovan, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2011 (the “Ratification of Public Accountants”).

How do I vote?

With respect to the election of directors at the annual meeting, you may either vote “For” all the nominees for director or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or you may abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Proxies may also be authorized by telephone or over the Internet by following the instructions on the proxy card. If you vote by telephone or Internet, you do not have to mail in your proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.
•	To vote by telephone or over the Internet, follow the instructions on the proxy card.
•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive. If you submit your vote in person, any previous votes that were submitted by you will be superseded by the vote that you cast at the annual meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Bionovo. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 28, 2011.

What if I return a proxy card but do not make specific choices?

If you properly complete and return your proxy, and do not revoke it, the proxy holders will vote your shares in accordance with your instructions. If your properly completed proxy gives no instructions, the proxy holders will vote your shares “For” the election of each of the five directors, “For” the proposal to amend our Stock Incentive Plan to increase the number of shares covered by, and reserved for issuance under, the Plan, “For” the selection of PMB Helin Donovan, LLP as our independent registered public accounting firm, and in their discretion on any other matters that properly come before the annual meeting. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

The Company will bear the cost of soliciting proxies. Such cost will include charges by brokers and other custodians, nominees and fiduciaries for forwarding proxies and proxy material to the beneficial owners of our common stock. Solicitation may also be made personally or by telephone by the Company’s directors, officers and regular employees without additional compensation. In addition, the Company has retained Georgeson, Inc. to assist in the solicitation of proxies for a fee of approximately $7,500, plus expenses.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time prior to the annual meeting by:

•	notifying Bionovo’s Corporate Secretary in writing that you are revoking your proxy;
•	providing another signed proxy that is dated after the proxy you wish to revoke;
•	using the telephone or internet voting procedures; or
•	attending the annual meeting and voting in person. Simply attending the meeting will not, by itself, revoke your proxy.

If you hold shares through a bank or brokerage firm, you must contact that firm to revoke any prior voting instructions.

When are stockholder proposals due for next year’s annual meeting?

Rules of the Securities and Exchange Commission require that we receive any proposal by our stockholders for inclusion in our proxy materials for the 2012 annual meeting of stockholders no later than by December 13, 2011. Proposals must be submitted in writing to our Secretary at 5858 Horton Street, Suite 400, Emeryville, California, 94608, and you must comply with other requirements of Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). However, if the 2012 annual meeting date changes by more than 30 days from the date of the 2011 annual meeting date, then the proposal must be submitted a reasonable time before we begin to print and send our proxy materials for the 2011 annual meeting.

In addition, our Amended and Restated Bylaws have an advance notice procedure for stockholders to bring business before an annual meeting of stockholders. The advance notice procedure requires that a stockholder interested in presenting a proposal for action at the 2012 annual meeting of stockholders must deliver a written notice of the proposal, together with specific information relating to such stockholder’s proposal, nominee, stock ownership and identity, to our corporate secretary no later than the close of business on February 1, 2012 and no earlier than the close of business on November 3, 2011. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You must comply with these bylaws requirements in connection with a stockholder proposal or director nomination outside the Rule 14a-8 context.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will not have an effect on the outcome of the Election of Directors. Broker non-votes will not have an effect on the outcome of the Ratification of Public Accountants, but abstentions will have the same effect as a vote “Against” the Ratification of Public Accountants. Both abstentions and broker non-votes will have the same effect as a vote “Against” the Plan Amendment. Abstentions and broker non-votes will be counted toward the quorum requirement.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held through a bank, broker or other nominee in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the nominee will only be allowed to vote the shares on behalf of the beneficial owner in its discretion on “routine” matters, but it cannot vote the shares in its discretion on behalf of the beneficial owner on any “non-routine” matters. When a nominee votes a client’s shares on some but not all of the proposals at a meeting, the missing votes are referred to as broker “non-votes.” Please note that the applicable rules that prescribe how brokers may vote your shares on the election of directors in uncontested elections have recently changed. Under the applicable new rules, at the annual meeting, the Election of Directors and the Plan Amendment are considered “non-routine” matters, and the Ratification of Public Accountants is considered a “routine” matter. Therefore, you must give specific instructions to your broker for your shares to be voted on the Election of Directors, and the Plan Amendment at the Annual Meeting.

If you do not give specific instructions to your broker how to vote your shares on your behalf with respect to the Election of Directors, and the Plan Amendment, your broker will have no discretionary authority to vote your shares on these proposals. Although the shares will be counted towards the determination of whether a quorum is present, in person or represented by proxy, at the annual meeting, with respect to the Election of Directors, such uninstructed shares (or broker non-votes) will have the effect of a “withhold” vote for all Board nominees for election as Directors, and will have the effect of a vote “Against” the Plan Amendment. With respect to proposal 3, your broker will have discretionary authority to vote your uninstructed shares “for”, or “against”, or to “abstain” from voting on the Ratification of Public Accountants.

How many votes are needed to approve each proposal?

To approve the Election of Directors, the five nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the Election of Directors will be elected, regardless of whether that number represents a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

To approve the Plan Amendment, we must receive the affirmative vote “For” the applicable proposal by holders of at least a majority of the shares present in person or represented by proxy at the annual meeting and entitled to be cast at the meeting. Abstentions will have the same effect as a vote “Against” the proposal. Broker non-votes will not have an effect on the outcome of the Plan Amendment.

To approve the Ratification of Public Accountants we must receive “For” votes from the holders of a majority of shares present at the annual meeting, either in person or by proxy, and entitled to vote at the meeting. Abstentions will have the same effect as a vote “Against” the proposal. Broker non-votes will not have an effect on the outcome of the Ratification of Public Accountants.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares of our common stock on the record date are present at the meeting in person or represented by proxy. On the record date, there were 54,561,312 shares of common stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our current report on Form 8-K no later than May 16, 2011.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board of Directors (the “Board”) currently consists of five directors. There are five nominees for director this year. Each director to be elected will hold office until the next annual meeting and until his successor is elected, or until the director’s death, resignation or removal. Each of the nominees listed below is currently a member of our Board who was previously elected by the stockholders during 2010.

The five candidates receiving the highest number of affirmative votes by the holders of shares entitled to be voted will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

The following table sets forth the names and ages (as of March 31, 2011) of our directors:

Name	Age	Position Held With Us
John D. Baxter	70	Director
George Butler	63	Director
Isaac Cohen	48	Chairman, Chief Executive Officer, Chief Scientific Officer and Director
Louis Drapeau	67	Director, Lead Independent Director
Mary Tagliaferri	45	President, Chief Medical Officer, Chief Regulatory Officer, Secretary, Treasurer and Director

The following are brief biographies of each nominee for Director:

John D. Baxter, M.D., 70, has been a director since April 14, 2008. Dr. Baxter is currently Senior Member and Co-Director of the Center for Diabetes Research at The Methodist Hospital Research Institute, and Head of Endocrinology at The Methodist Hospital. He was associated with the University of California, San Francisco (or “UCSF”) from 1970 to 2008, where he was a Professor of Medicine from 1979 to 2008, Chief of Endocrinology, Parnassus Campus from 1980 to 1997, and Director of UCSF’s Metabolic Research Unit from 1981 to 1999. Dr. Baxter was President of The Endocrine Society from June 2002 to June 2003. He was a founder and served as a director of California Biotechnology, Inc., a drug development company (now Scios, Inc., a division of Johnson & Johnson) from 1982 until 1992 and was a founder and Director of Karo Bio A.B., a Swedish biotechnology company and SciClone Pharmaceuticals, a drug development company. Dr. Baxter has also been elected to the National Academy of Sciences and the Institute of Medicine of the National Academy of Sciences, and he received the Outstanding Investigator Award from the Howard Hughes Medical Institute. Dr. Baxter is an independent and unaffiliated director, and serves on our Nominations Committee, Audit Committee, and Compensation Committee.

In the opinion of the Board, Dr. Baxter provides a unique combination of relevant scientific expertise and commercial drug development experience.

George Butler, Ph.D., 63, has been a director since March 11, 2008. Currently, Dr. Butler serves as the Chairman and President of SingEval (Singapore) Pte. Ltd., a drug development company based in Singapore and the US. Dr. Butler was formerly the vice president, Customer Relationships, Global Development of AstraZeneca, plc, a global pharmaceutical company. Prior to this, he was Vice President, Head of Regulatory Affairs. Prior to his time at AstraZeneca, Dr. Butler was Vice President and Head of Regulatory Affairs with Novartis AG. Dr. Butler has over 30 years of healthcare research and business experience, primarily in a development environment in multiple biopharmaceutical companies and has also been active for many years in advancing Asian-Western development/regulatory single programs. Dr. Butler is an independent and unaffiliated director, and serves on our Nominations Committee, Audit Committee, and Compensation Committee.

In the opinion of the Board, Dr. Butler provides a valuable insight into regulatory affairs, healthcare research and drug development.

Isaac Cohen, O.M.D., L.Ac., 48, is a co-founder of Bionovo Pharmaceuticals, Inc. (“Bionovo Pharmaceuticals”), and has served as its Chairman, Chief Executive Officer, and Chief Scientific Officer and as a director since February 2002. He became Bionovo, Inc.’s Chairman, Chief Executive Officer and Chief Scientific Officer and a Director in April 2005. Dr. Cohen has been a Guest Scientist at the University of California, San Francisco (UCSF) Cancer Research Center and UCSF Center for Reproductive Endocrinology since 1996. Dr. Cohen was in private practice at The American Acupuncture Center, located in Berkeley, California from 1989-2005. Mr. Cohen serves on our Governance Committee and Nominations Committee.

In the opinion of the Board, Dr. Cohen, as founder and Chief Scientific Officer, provides an essential creative core and scientific rigor to the Board.

Louis Drapeau, CPA, MBA, 67, has been a director since March 14, 2008. Mr. Drapeau has served as the Chief Financial Officer of InSite Vision since November 2007 and served as its Chief Executive Officer from November 2008 through November 2010. Prior to InSite Vision, he served as Chief Financial Officer, Senior Vice President, Finance, at Nektar Therapeutics, a biopharmaceutical company headquartered in San Carlos, California from January 2006 to August 2007. Prior to Nektar, Mr. Drapeau served as Acting Chief Executive Officer from August 2004 to May 2005 and as Senior Vice President and Chief Financial Officer from August 2002 to August 2005 for BioMarin Pharmaceutical Inc, a pharmaceutical company. Previously, Mr. Drapeau spent more than 30 years at Arthur Andersen. Mr. Drapeau also serves on the boards of Intermune, Inc., a pharmaceutical company and Bio-Rad Laboratories, a life science and clinical diagnosis company. From 2006 to 2008, Mr. Drapeau served on the board of directors of Inflazyme Pharmaceuticals, a biotechnology company whose stock is traded on the Toronto stock exchange. Mr. Drapeau is an independent and unaffiliated director, is our Lead Independent Director, and serves on our Governance Committee, Nominations Committee, Audit Committee, and Compensation Committee.

Mr. Drapeau meets the qualifications as a “Financial Expert”, according to the definition in Item 407 (d)(5)(ii) on Regulation S-K. As such, in the opinion of the Board, Mr. Drapeau provides valuable financial expertise to the Board.

Mary Tagliaferri, M.D., L.Ac., 45, is a co-founder of Bionovo Pharmaceuticals, and has served as its Chief Regulatory Officer, Chief Medical Officer, Secretary and Treasurer and as a director since February 2002. She became Vice President, Chief Medical Officer, Chief Regulatory Officer, Secretary and Treasurer of Bionovo, Inc. in April 2005, and a director effective in May 2005. She became President of Bionovo, Inc. in addition to continuing her functions as the Company’s Chief Medical Officer, Chief Regulatory Officer, Secretary, Treasurer and Director in May 2007. Dr. Tagliaferri conducted translational research at the University of California, San Francisco from 1996 to 2002. Dr. Tagliaferri serves on our Nominations Committee.

In the opinion of the Board, Dr. Tagliaferri, as founder and Chief Medical Officer, provides an essential creative core and medical rigor to the Board.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Governance

Bionovo has adopted corporate governance guidelines that outline, among other matters, the role of the Board, and the responsibilities of various Board committees. These guidelines assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management, and are also intended to align the interests of directors and management with those of the Company’s stockholders. These guidelines establish practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation.

The Guidelines were adopted by the Board to, among other things, reflect changes to the legal and regulatory requirements, including the NASDAQ Stock Market (“NASDAQ”) listing standards, Securities and Exchange Commission (“SEC”) rules, evolving best practices and other developments.

These guidelines are available for review on the Company’s website at http://www.bionovo.com/investors/governance.

Independence of the Board of Directors

We are listed on the NASDAQ Capital Market (“NASDAQ”) and have chosen to apply the listing standards of NASDAQ in determining the independence of our directors. The Board consults with counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent registered public accounting firm, the Board affirmatively has determined that all of our directors are independent and unaffiliated directors within the meaning of the applicable NASDAQ listing standards, except Isaac Cohen, our Chairman and Chief Executive Officer, and Mary Tagliaferri, our President and Chief Medical Officer.

The Board has noted Dr. John D. Baxter has received compensation from the Company for serving as a member of the Company’s Scientific Advisory Board (SAB), but notes the total compensation was below the NASDAQ listing standards threshold. The Board has specifically determined that Dr. Baxter is an independent and unaffiliated director.

Board Leadership and Lead Independent Director

For historical purposes, and due to the emerging nature of the Company, the roles of chairman and Chief Executive Officer have remained combined. The Board periodically reviews this structure for continued appropriateness, and continues to believe that the roles should be combined.

Louis Drapeau was designated by the Board as the Lead Independent Director (LID) in 2009. Mr. Drapeau was designated as the LID because the Board determined that governance interests would be served with the designation of a LID. The LID serves on the Governance Committee with the chairman/CEO. It is expected that the Governance Committee’s role will continue to evolve over the coming year; the Governance Committee Charter can be viewed on the Company’s website, http://www.bionovo.com/investors/governance.

Board of Directors’ Role in Risk Oversight

As an emerging development company, the risks facing Bionovo change rapidly and must be the attention of all board members and committees as well as management. For example, the Board as a whole must review enterprise risk in the decisions on strategies, budgets and financial activities. The Audit Committee also has an essential role in reviewing specific financial and operational risks and management issues. The Compensation and Nominations Committee must actively assess the risks associated with executive and employee compensation plans.

Within the Company, the entire executive management team shares in the responsibility of risk assessment and management. In that role, each member of the management team has direct access to the Board or to specific board committees to ensure a full and complete communication of risk issues. For example, the Audit Committee routinely meets directly and confidentially with the Chief Financial Officer.

Limits to Service on Other Boards.

The Board has adopted a policy that no director may serve on more than three additional public company boards without the express approval from the Board.

Meetings of the Board of Directors

During fiscal year 2010, the Board held eight (8) meetings in person or by telephone. Between meetings, members of the Board are provided with information regarding the Company’s operations and are consulted on an informal basis with respect to pending business. Each director attended at least 75% of the total number of meetings of the Board, and the total number of meetings held by all committees of the Board on which such director served during the year.

Stockholder Communications with the Board of Directors

Interested parties may communicate with the Board or specific members of the Board, including the independent directors and the members of the various board committees, by submitting a letter addressed to the Board of Directors of Bionovo, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are then forwarded to the indicated directors.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, including our principal executive officer, our principal financial officer and our principal accounting officer. The Company’s Chief Executive Officer and Chief Financial Officer have signed the Code of Ethics, and a copy of the Code of Ethics is available at the Corporation’s website at http://www.bionovo.com under the heading “Investors — Corporate Governance”.

Information Regarding the Committees of our Board of Directors

The Company’s by-laws authorize the Board to appoint among its members one or more committees, each consisting of one or more directors. As of December 31, 2010, the Company had four standing committees: a Governance Committee, an Audit Committee, a Compensation Committee and a Nominations Committee.

The following table provides membership information and meeting information for each of the Board committees as of December 31, 2010:

Name	Governance Committee	Nominations Committee	Audit Committee	Compensation Committee
John D. Baxter		X	X	X
George Butler		X	X	X*
Isaac Cohen	X	X
Louis Drapeau	X	X	X*	X
Mary Tagliaferri		X

*	Committee Chairperson

Governance Committee

The Governance Committee is comprised of Isaac Cohen, our Chairman and Chief Executive Officer, and Louis Drapeau, our Lead Independent Director. The Governance Committee was established to develop and maintain appropriate governance policies and practices, as well as to set the goals and agendas for board meetings. The Governance Committee met two times during the fiscal year ended December 31, 2010.

Audit Committee

The Audit Committee is composed of three outside independent directors: John D. Baxter, Louis Drapeau, who serves as the chairperson, and George Butler. No member of the Audit Committee is an employee or officer of the Company. The functions of the Audit Committee include, among other things, assisting the Board’s oversight of: (1) the integrity of the Company’s annual and quarterly financial statements, (2) the internal control over financial reporting process of the Company; (3) the qualifications, independence and performance of the Company’s independent public accountants, and (4) compliance by the Company with all applicable legal and regulatory compliance. The Audit Committee met four times during the fiscal year ended December 31, 2010.

The Audit Committee Charter provides that the Audit Committee will consist of no fewer than three members, each of whom is independent under NASDAQ rules. John D. Baxter, Louis Drapeau, and Dr. Butler are “independent” directors, as defined in the Securities Exchange Act of 1934 as well as under the rules and regulations of NASDAQ. Louis Drapeau is qualified to be an “audit committee financial expert,” as that term is defined by Regulation S-K of the Securities Exchange Act of 1934.

Compensation Committee

The Compensation Committee is composed of three outside independent directors: Mr. Drapeau, George Butler, who serves as the chairperson, and John D. Baxter.

The Compensation Committee reviews and approves our overall compensation strategy, policies, plans and programs. The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; recommends to the Board for approval the compensation and other terms of employment of our Chief Executive Officer; reviews and approves the compensation and other terms of employment of other senior management, including executive officers; and administers our equity incentive and purchase plans. The Compensation Committee is also responsible for the review and approval of compensation of directors. The Compensation Committee also reviews with management the Company’s Compensation Discussion and Analysis and considers whether to recommend that it be included in proxy statements and other filings. The Compensation Committee did not meet during the fiscal year ended December 31, 2010.

Nominations Committee

The Nominations Committee is composed of Isaac Cohen, Mary Tagliaferri, John D. Baxter, George Butler and Louis Drapeau.

The Nominations Committee is responsible for the Company’s qualification and nomination of potential Board members. Pursuant to the committee’s charter, which is available on the Company’s website, the Nominations Committee reviews the qualities and skills of prospective members of the Board of Directors and generally requires that director candidates be qualified individuals who, if added to the Board of Directors, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates include, but are not limited to: (i) business and financial acumen, as determined by the independent directors in their discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company’s industry, (iv) relevant experience and knowledge of corporate governance practices, (iv) diversity of viewpoints, background, experience and other demographics, and (v) expertise in an area relevant to the Company. Potential board members should not have commitments that would conflict with the time commitments of a director of the Company.

As listed above, diversity of viewpoints, background, experience and other demographics is one of several criteria on which the Nominations Committee bases its evaluation of potential candidates for director positions. The inclusion of diversity in the listed criteria reflects the Board of Director’s belief that diversity is an important component of an effective Board and the Nominations Committee considers diversity aspects when it evaluates director candidates and their specific skills, expertise and background.

The Board of Directors has a specific policy allowing for the consideration of nominees recommended by security holders. Security holders can recommend a prospective nominee for the Board of Directors by writing to the Company’s Secretary or Chief Financial Officer at the Company’s corporate headquarters and providing the information required by the Company’s by-laws, along with any additional supporting materials the security holder considers appropriate, by calendar year end for consideration at the next annual shareholder meeting. As of March 31, 2011, there have been no recommended nominees from security holders. The Company has paid no fees to third parties for evaluating or identifying potential nominees within 2010 or 2011 to date. The Nominations Committee did not meet during the fiscal year ended December 31, 2010.

Available information about Bionovo

The following information is available on our website at http://www.bionovo.com and in print for any stockholder upon written request to our Secretary:

•	Previously filed SEC current reports, quarterly reports, annual reports, and reports under Section 16(a) of the Securities Exchange Act of 1934
•	Governance Committee Charter
•	Audit Committee Charter
•	Compensation Committee Charter
•	Nominations Committee Charter
•	Code of Business Conduct and Ethics
•	By-laws

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2010, none of our executive officers served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

In February of 2009, we signed a two-year contract with Dr. John D. Baxter to serve as a member of our Scientific Advisory Board. The contract provides for quarterly payments totaling $40,000 and Dr. Baxter earned payments of $20,000 in 2010, of which only $15,000 was paid in 2010. Dr. Baxter also received options to purchase 60,000 shares of the Company’s common stock at an exercise price $1.25. The options vest over two years with 50% vesting on the first and second anniversaries of the grant date. In March of 2011, the Company renewed its contract with Dr. Baxter with the same cash payment and option provisions.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

George Butler, Chairperson
John D. Baxter
Louis Drapeau

NON-EMPLOYEE DIRECTOR COMPENSATION

For the year ended December 31, 2010, each of our non-employee directors earned an annual retainer of $24,000 for their service, and additional cash or stock options for service on board committees. Total compensation paid to non-employee directors for services performed in 2010 was $101,500. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with our policy.

The following table sets forth a summary of the compensation we paid to our non-employee directors who served during the fiscal year ended December 31, 2010:

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)
John D. Baxter(3)	24,000	3,697	20,000 (2)	47,697
George Butler(4)	24,000	3,697	—	27,697
Louis Drapeau(5)	39,000	4,252	—	43,252
David Naveh(6)	8,500	—	—	8,500
Michael D. Vanderhoof(7)	6,000	—	—	6,000

(1)	The value of option awards disclosed is based on the aggregate grant date fair value of the awards on date of grant. The method of and assumptions used to calculate the value of the options granted to our non-employee directors is discussed under Note 7 of the Notes to the Financial Statements included in Bionovo’s Annual Report on Form 10-K for fiscal 2010 filed with the SEC on March 16, 2011.
(2)	Includes $20,000 earned during 2010 for service as a member of the Company’s Scientific Advisory Board, of which only $15,000 was paid in 2010.
(3)	Includes stock options to purchase 2,000 shares of common stock with an aggregate grant-date fair value of $3,697, granted on March 16, 2010 for participation on the Board for the fiscal year ended December 31, 2009.
(4)	Includes stock options to purchase 2,000 shares of common stock with an aggregate grant-date fair value of $3,697, granted on March 16, 2010 for participation on the Board for the fiscal year ended December 31, 2009.
(5)	Includes stock options to purchase 2,300 shares of common stock with an aggregate grant-date fair value of $4,252, granted on March 16, 2010 for participation on the Board for the fiscal year ended December 31, 2009.
(6)	Mr. Naveh retired from the Board of Directors in May of 2010.
(7)	Mr. Vanderhoof retired from the Board of Directors in May of 2010.

In 2011, the non-employee directors will receive an annual cash retainer of $24,000. In addition, the Lead Independent Director will receive an additional annual retainer of $10,000. Board members also receive additional annual retainers for serving on some board committees. The annual retainer for the Chair of the Audit Committee will be $7,500, and each other member of the Audit Committee will receive an annual retainer of $5,000. The annual retainer for the Chair of the Compensation Committee will be $5,000, and each other member of the Compensation Committee will receive an annual retainer of $3,000. Our directors are also entitled to receive reimbursement of reasonable out-of-pocket expenses incurred by them to attend board meetings.

In addition to the cash compensation, each non-employee director may be granted an annual stock option award to purchase 36,000 shares of our common stock when re-elected by the stockholders and each new non-employee director may receive an option award to purchase 100,000 shares of our common stock upon election to the board. On March 16, 2010, the non-employee directors received the option awards listed in the above table for their participation on the Board for the fiscal year ended December 31, 2009.

PROPOSAL 2
APPROVAL OF AMENDMENT NO. 6 TO THE STOCK INCENTIVE PLAN

On April 6, 2005, the Company assumed and adopted the Stock Incentive Plan (the “Plan”). As of December 31, 2010, a total of 1,899,358 shares of our Common Stock have been authorized for issuance under the Plan.

As of December 31, 2010, 553,713 shares of our common stock remained available for issuance under the Plan. If the stockholders approve Amendment No. 6 to the Plan, there will be a balance of 10,654,355 shares available under the Plan. This amendment is intended to afford us greater flexibility in providing employees with stock incentives and ensures that we can continue to provide such incentives at levels determined appropriate by the Board.

During the 2010 fiscal year, under the Plan, we granted to our executive officers options to purchase 16,394 shares at an exercise price of $3.05 per share. During the same period we granted to all employees and directors (excluding current executive officers) as a group options to purchase 347,500 shares at exercise prices of $1.34 to $3.05 per share.

On March 4, 2011, the Board, on the recommendation of its compensation committee, approved a company-wide grant to employees of approximately 6.3 million options to purchase common shares at $0.79 per share. On March 22, 2011, the Board, on the recommendation of its compensation committee, approved a grant of 100,000 option to purchase common shares at $0.62 per share to each of our non-employee directors. The purpose of these grants was to better align the long term interests of the employees and directors with the shareholders, improve the level of employee and director ownership in the Company, and to bring overall compensation in line with competitive industry levels. All options were granted subject to shareholder approval of a commensurate increase in the number of shares available for the grant of options under the Plan.

In March 2011, the Board adopted Amendment No. 6 to the Plan, subject to stockholder approval, to increase the number of shares covered by, and reserved for issuance under, the Plan from 1,899,358 shares to 12,000,000 shares. Such share reserve consists of (i) the number of shares that remain available for issuance under the Plan (including shares subject to outstanding options) and (ii) an additional increase of 10,100,642 shares. Such amendment enables the Company to make grants under the Plan to employees, management and members of the Company’s Board of Directors.

The following summary description of the Plan, as amended, is qualified in its entirety by reference to the full text of the Plan that is attached as Appendix A to this proxy statement, including all changes that this proposal would effect if approved by our stockholders at the annual meeting.

Stockholders are requested in this Proposal 2 to approve Amendment No. 6 to the Plan. To approve this Proposal 2, we must receive the affirmative vote “For” Proposal 2 by holders of at least a majority of the shares present in person or represented by proxy at the annual meeting and entitled to be cast at the meeting. Abstentions will have the same effect as a vote “Against” the proposal. Broker non-votes will not have an effect on the outcome of Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

SUMMARY OF STOCK INCENTIVE PLAN

The terms and provisions of the Plan are summarized below. This summary, however, does not purport to be a complete description of the Plan. The Plan is included as Appendix A in this proxy statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the Plan. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to: Corporate Secretary, Bionovo Inc., 5858 Horton Street, Suite 400, Emeryville, California 94608.

The essential features of the Plan are outlined below:

General

The Plan provides for the grant of incentive stock options, nonstatutory stock options, stock purchase awards, stock bonus awards, stock unit awards, stock appreciation rights and other forms of equity compensation (collectively, the “stock awards”).

Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code.” Non-statutory stock options granted under the Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of stock awards.

Purpose

The purpose of the Plan is to promote the success of Bionovo and the interests of its stockholders by attracting, motivating, retaining and rewarding certain officers, employees, directors and certain other eligible persons with stock based awards and incentives for high levels of individual performance and improved financial performance of Bionovo. The Plan provides for the ability for Bionovo to issue stock options and restricted stock awards. Stock options may be either incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986 (which we refer to as the Code), or non-qualified stock options.

Administration

Our Board has chosen not to designate an administrative committee and has assumed all responsibility of the committee under the plan. Subject to the provisions of the Plan, the Board has the authority to construe and interpret the plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each stock award, the time or times during the term of each stock award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each stock award, the type of consideration permitted to exercise or purchase each stock award, and other terms of the stock awards.

Subject to the terms of the Plan, the Board is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of the Company common stock to which awards will relate, specify times at which awards will be exercisable or settleable, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Plan and make all other determinations that may be necessary or advisable for the administration of the Plan.

Eligibility

The persons eligible to receive awards under the Plan are the Company’s officers (whether or not directors) and employees, and any director of, or any individual consultant or advisory who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company’s securities) to, the Company and who is selected to participate in the Plan by the Committee described below.

Stock Subject to Plan

Under the Plan, the total number of shares of the Company’s common stock that may be subject to the granting of awards under the Plan equals 12,000,000 shares. This share reserve consists of (a) 1,899,358 shares currently reserved for issuance under the Plan, plus 10,100,642 shares subject to approval of the stockholders at the annual meeting. The Board is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that an extraordinary dividend or other distribution (whether in cash, shares of the Company common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, or other similar corporate transaction or event affects the Company common stock to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances.

As of December 31, 2010, stock options to purchase a total of approximately 1,246,311 shares, net of exercises and cancellations or forfeitures, of the Company’s common stock had been granted under the Plan by Bionovo. 451,851 of these options, which expire in ten years from date of grant, were granted at exercise prices ranging from $1.45 to $14.90 per share. The remainder of these options, which expire five years from the date of grant, were granted at exercise prices ranging from $1.25 to $28.75 per share. The following is a summary of certain principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan in its entirety which is set forth as Appendix A to this proxy statement.

Terms of Options

Options may be granted under the Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price.  The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options may not be less than 100% of the fair market value of the stock on the date of grant.

Consideration.  The exercise price of options granted under the Plan may, at the discretion of the Board, be paid in (a) cash or check, (b) pursuant to a broker-assisted cashless exercise, (c) by delivery of other shares of our common stock, (d) pursuant to a net exercise arrangement, or (e) in any other form of legal consideration acceptable to the Board.

Vesting.  The Board will determine the vesting and/or exercisability provisions of each option granted under the Plan, and such provisions will be set forth in the applicable award agreement. Unless the Board otherwise expressly provides, no option will be exercisable or will vest until at least six months after the initial date of the award. Once exercisable, an option will remain exercisable until the expiration or earlier termination of the option. No option (except an option granted to an officer, director, or consultant of the Company) shall vest and become exercisable at a rate of less than 20% per year over five years after the date the option is granted.

Term.  The maximum term of options granted under the Plan is 10 years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

Termination of Service.  Options under the Plan generally terminate three (3) months after termination of a participant’s service unless (a) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of termination; (b) the participant dies before the participant’s service has terminated, or within three (3) months after termination of service, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option have passed; or (c) the option by its terms specifically provides otherwise. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term. Unless otherwise provided in the award agreement, if an Plan participant’s employment by or service to the Company is terminated by the Company for cause, the participant’s options will terminate on the date of severance, whether or not the options are then vested and/or exercisable.

Restrictions on Transfer.  A participant in the Plan may not transfer an option other than by will, by the laws of descent and distribution, or pursuant to a domestic relations order. During the lifetime of the participant, only the participant may exercise an incentive stock option. However, the Board may grant nonstatutory stock options that are transferable in certain limited instances. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

Terms of Stock Bonus Awards

Stock bonus awards may be granted under the Plan pursuant to stock bonus award agreements.

Purchase Price.  The purchase price for stock purchase awards must be at least the par value of our Common Stock.

Consideration.  The Board may grant stock bonus awards in consideration for past services rendered to us or any other form of legal consideration acceptable to the Board and permissible under applicable law.

Vesting.  Shares of stock acquired under a stock bonus award may, but need not, be subject to forfeiture to us in accordance with a vesting schedule as determined by the Board. The Board has the authority to accelerate the vesting of stock acquired pursuant to a stock bonus award.

Termination of Service.  Upon termination of a participant’s service, we may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable stock purchase award or stock bonus award agreement.

Restrictions on Transfer.  Rights to acquire shares under a stock purchase or stock bonus award may be transferred only upon such terms and conditions as may be approved by the Board.

Terms Of Stock Unit Awards

Stock unit awards may be granted under the Plan pursuant to stock unit award agreements.

Consideration.  The purchase price for stock unit awards may be paid in any form of legal consideration acceptable to the Board.

Settlement of Awards.  A stock unit award may be settled by the delivery of shares of our Common Stock, cash, in any combination of the two or in any other form of consideration, as determined by the Board.

Vesting.  At the time of the grant of a stock unit, the Board may impose such restrictions or conditions to the vesting of the stock unit as it, in its sole discretion, deems appropriate. Also, at the time of grant, the Board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the stock unit award after vesting. The Board has the authority to accelerate the vesting of stock unit awards as it deems appropriate.

Dividend Equivalents.  Dividend equivalent rights may be credited with respect to shares covered by a stock unit award, as determined by the Board. We do not anticipate paying cash dividends on our Common Stock for the foreseeable future.

Termination of Service.  Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant’s termination of service.

Terms of Other Equity Awards

The Board may grant other equity awards based in whole or in part by reference to the value of our Common Stock. See the full text of the Plan, set forth in Appendix A to the Proxy Statement filed via EDGAR with the SEC, for more details. Subject to the provisions of the Plan, the Board has the authority to determine the persons to whom and the dates on which such other equity awards will be granted, the number of shares of Common Stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards.

Changes to Capital Structure

In the event any change is made to the outstanding shares of our common stock without our receipt of consideration (whether through a stock split or other specified change in our capital structure), appropriate adjustments will be made to: (a) the maximum number and/or class of securities issuable under the Plan, (b) the maximum number and/or class of securities for which any one person may be granted stock awards per calendar year, (c) the number and/or class of securities for which stock awards are subsequently to be made under the non-discretionary grant program to new and continuing non-employee Board members, and (d) the number and/or class of securities and the price per share in effect under each outstanding stock award under the Plan.

Corporate Transactions; Changes in Control

In the event of our dissolution or liquidation, any stock award which remains unvested or subject to a right or repurchase shall terminate immediately prior to such liquidation or dissolution and the shares of Common Stock subject to such repurchase right may be repurchased by us notwithstanding that that the holder of such award is providing service to us. The Board may, in its discretion, cause some or all stock awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture before the liquidation or dissolution is completed, but contingent on its completion.

In the event of certain significant corporate transactions, all outstanding stock awards under the Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute such stock awards, then (i) with respect to any such stock awards that are held by individuals then performing services for us or our affiliates, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction; and (ii) all other outstanding stock awards will be terminated if not exercised prior to the effective date of the corporate transaction.

A significant corporate transaction will be deemed to occur in the event of (i) a sale or all or substantially all of our consolidated assets and those of our subsidiaries, (ii) the sale of at least 90% of our outstanding securities, (iii) a merger or consolidation in which we are not the surviving corporation or (iv) a merger, consolidation or similar transaction in which we are the surviving corporation, but shares of our outstanding Common Stock are converted into other property by virtue of the transaction.

Following certain specified change in control transactions, the vesting and exercisability of specified stock awards will be accelerated only if specifically provided by a participant’s award agreement. The acceleration of a stock award in the event of certain significant corporate transactions or a change in control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

Duration, Termination and Amendment

The Board may suspend or terminate the Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Plan will terminate on March 3, 2014.

The Board may amend the Plan at any time or from time to time. However, no amendment will be effective unless approved by our stockholders if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); (ii) increase the number of shares reserved for issuance upon exercise of awards; or (iii) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to employees and us with respect to participation in the Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options.  Incentive stock options granted under the Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may give rise to or increase alternative minimum tax liability for the participant.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Non-statutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.  There generally are no tax consequences to the participant or us by reason of the grant of these awards. Upon acquisition of the stock under any of these awards, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock under Section 83(b) of the Code. With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Unit Awards.  No taxable income is generally recognized upon receipt of a stock unit award. The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. We and the participant will be required to satisfy certain tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant. Section 409A of the Code may apply to the grant of a stock unit award if the award permits the participant to defer receipt of the stock after vesting, unless a deferral election and certain other requirements are met.

Potential Limitation on Company Deductions.  Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Stock units and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount — or formula used to calculate the amount — payable upon attainment of the performance goal). The Company intends to comply with these regulations with respect to performance-based compensation that it may award.

New Plan Benefits

No stock awards have been granted under the Plan on the basis of the share increase that forms part of this Proposal. Since benefits under the Plan will depend on the individuals selected at the discretion of the Board and/or the Compensation Committee to receive awards, the number of shares to be awarded and the fair market value of our common stock at various future dates, it is not possible at this time to determine the benefits that will be received under the Plan by all eligible employees, officers, directors or consultants.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PMB Helin Donovan LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PMB Helin Donovan LLP has audited our financial statements since December 31, 2005. Representatives of PMB Helin Donovan LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of PMB Helin Donovan LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PMB Helin Donovan LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of PMB Helin Donovan LLP Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to us for fiscal years ended December 31, 2010 and December 31, 2009 by PMB Helin Donovan LLP, our principal accountant:

	Fiscal Year Ended
	2010	2009
Audit Fees	$147,838	$164,959
Audit-related Fees	—	—
Tax Fees	—	—
Other Fees	67,528	33,500
Total Fees	$215,366	$198,459

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid PMB Helin Donovan LLP for professional services for the audit of our financial statements included in our annual reports on Form 10-K and review of financial statements included in our quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

The Audit Committee has determined that the rendering of the services other than audit services by PMB Helin Donovan LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee has prepared the following report on its activities with respect to our audited financial statements for the year ended December 31, 2010.

Our management is responsible for the preparation, presentation and integrity of our financial statements and is also responsible for maintaining appropriate accounting and financial reporting practices and policies. Management is also responsible for establishing and maintaining adequate internal controls and procedures designed to provide reasonable assurance that we are in compliance with accounting standards and applicable laws and regulations.

PMB Helin Donovan LLP, our independent registered public accounting firm for 2010, is responsible for expressing opinions on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2010 with our management. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with our independent registered public accounting firm the firm’s independence.

Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and selected PMB Helin Donovan LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2011.

From the members of the Audit Committee of
Bionovo, Inc.

Louis Drapeau, Chairperson
John D. Baxter
George Butler

(*)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Company’s common stock as of March 31, 2011, by (i) each current director; (ii) each executive officer named in the summary compensation table included herein; (iii) all of the Company’s current directors and executive officers as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of the Company’s common stock.

Beneficial Ownership of Securities(1)

Name of Beneficial Owner	Outstanding Shares of Common Stock	Shares Issuable Pursuant to Options or Warrants Exercisable Within 60 Days of March 31, 2011	Percent of Total
RothsInvest Asset Management AG(2)	5,320,121	—	9.75%
Isaac Cohen(3)	1,943,619	9,836	3.6%
Mary Tagliaferri(4)	1,924,619	6,558	3.5%
Thomas Chesterman(5)	10,000	150,000	*
Louis Drapeau(6)	18,000	9,300	*
John D. Baxter(7)	—	21,000	*
George Butler(8)	20,000	9,000	*
All executive officers and directors as a group (6 persons)(9)	3,916,238	205,694	7.55%

*	Less than one percent.
(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 54,561,312 shares of common stock outstanding on March 31, 2011, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each person on this table is c/o Bionovo, Inc., 5858 Horton street, Suite 400, Emeryville, CA 94608.
(2)	The address of this entity is Brandenberg Rechtsanwälte, Poststrasse 9, CH-6300 Zug. This information is based solely on information provided to the Company through electronic communications from RothsInvest Asset Management AG.
(3)	Includes 9,836 shares subject to stock option agreements exercisable within 60 days.
(4)	Includes 6,558 shares subject to stock option agreements exercisable within 60 days.
(5)	Includes 150,000 shares subject to stock option agreements exercisable within 60 days.
(6)	Includes 9,300 shares subject to stock option agreements exercisable within 60 days.
(7)	Includes 21,000 shares subject to stock option agreements exercisable within 60 days.
(8)	Includes 9,000 shares subject to stock option agreements exercisable within 60 days.
(9)	Includes 205,694 shares subject to stock option agreements exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

COMPENSATION DISCUSSION AND ANALYSIS

The policies of the Compensation Committee, or the Committee, with respect to the compensation of executive officers, including the Chief Executive Officer, or CEO, are designed to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value. To meet these goals, the Committee recommends executive compensation packages to our Board of Directors that are based on a mix of salary, bonus and equity awards.

Our Compensation Committee operates pursuant to a charter that further outlines the specific authority, duties and responsibilities of our Compensation Committee. The charter is periodically reviewed and revised by our Compensation Committee and our Board of Directors and is available on our website at: http://www.bionovo.com under the heading “Investors — Corporate Governance”; however, information found on our website is not incorporated by reference into this proxy statement.

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

The Compensation Committee’s goals with respect to executive officers are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability, performance and potential, and to establish and maintain an appropriate relationship between executive compensation and the creation of stockholder value. The Compensation Committee believes that the most effective compensation program is one that provides competitive base pay, rewards the achievement of established annual and long-term goals and objectives, and provides an incentive for retention.

Overall, we seek to provide total compensation packages that are competitive in terms of total potential value to our executives, and that are tailored to the unique characteristics of our company in order to create an executive compensation program that will adequately reward our executives for their roles in creating value for our stockholders. We intend to be competitive with other similarly situated companies in our industry.

BENCHMARKING OF CASH AND EQUITY COMPENSATION

The Committee believes it is important when making its compensation-related decisions to be informed as to current practices of similarly situated publicly held companies in the life sciences industry. Although the Committee has not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, our executives’ compensation packages have more recently reflected an increased focus on performance and equity-based compensation, as we believe it is important to maintain a strong link between executive incentives and the creation of stockholder value. We believe that performance and equity-based compensation are the most important component of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating and retaining high-quality executives.

The Committee has also historically taken into account input from other sources, including input from other independent members of the Board of Directors and publicly available data relating to the compensation practices and policies of other companies within and outside of our industry. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, we generally believe that gathering this information is an important part of our compensation-related decision-making process.

The Committee intends to retain the services of third-party executive compensation specialists from time to time, as the Committee sees fit, in connection with the establishment of cash and equity compensation and related policies. The Committee did not retain the services of third-party executive compensation specialists in connection with the establishment of cash and equity compensation in 2010.

EXECUTIVE COMPENSATION COMPONENTS

Base Salary. Base salary is the primary fixed compensation element in the executive pay program. Our Compensation Committee believes that increases to base salary should reflect the job responsibilities, the individual’s performance for the preceding year and his or her pay level relative to similar positions at companies in our peer group as well as internal equity with respect to the rest of the executive team. We believe that maintaining base salary amounts at or near the industry median minimizes competitive disadvantage while avoiding paying amounts in excess of what we believe to be necessary to motivate executives to meet corporate goals. Base salaries are generally reviewed annually, and the Committee and Board will seek to adjust base salary amounts to realign such salaries with median market levels after taking into account individual responsibilities, performance and experience. These guidelines are used throughout our company for employees at all grade levels. Executive officer base salary increases are effective on January 1 of each year, which is the same effective date for the rest of our employees.

In 2010, the Committee considered the BioWorld Executive Compensation Report, which provides compensation information for 203 biotechnology companies, a Compensia report and the Radford Survey —  Biotechnology Benchmark in its assessment of comparative market data for executive compensation. The Committee focused its assessment on companies having similar market capitalization to the Company. The Committee considers the base salaries, annual incentive bonuses, equity awards and total compensation awarded to the executives of the group of companies in relation to the Company’s executive compensation. However, the Committee does not base its decisions on targeting compensation levels to specific benchmarks against any group. Instead, the Committee refers to the comparative data as background information regarding competitive pay levels and also considers other factors, such as background, education, and experience as well as Company performance, etc., in making its decisions.

For 2010 and for 2011, the Compensation Committee has recommended no increase in base salary.

Annual Incentive Bonus Program.  In addition to base salaries, we believe that performance-based cash bonuses play an important role in providing incentives to our executives to achieve defined annual corporate goals. Our annual incentive bonus program is an “at-risk” compensation arrangement designed to reward our executive officers (as well as all our employees) for the achievement of key financial and operational objectives that we believe will provide the foundation for creating longer-term stockholder value. Bonus awards are subject to the achievement of the corporate objectives established by the Board of Directors each year.

At the end of each year, the Board, upon the recommendation of the Committee, determines the bonuses awarded under the program based on the achievement of our corporate objectives for the year, the overall performance of the executive officers as a group, the overall success of our company and the development of our business, and the broad discretion of the Committee and the Board. Actual bonuses, which are expressed as a percentage of base salary, are paid to the executives at the end of each fiscal year, and can range from 0% to 40%. There are no target bonus levels established under the program. Bonus payments under our annual incentive bonus program are contingent on continued employment with the company at the end of the year.

Our corporate goals for 2010 included conducting clinical trials, finalizing regulatory submissions, developing potential new collaboration agreements, progressing with research and preclinical development and securing necessary capital through financings. At the end of the year, the Committee evaluated the performance of the company and of the executive officers in achieving these corporate objectives. In this regard the Committee determined that the corporate objectives were all largely achieved. In making this determination, the Committee considered the progress with respect to clinical trials as evidenced by papers submitted and experiments completed, the level of preparation attained with respect to the regulatory submission process, the state of negotiations with third parties regarding potential new collaboration agreements, and the securing of necessary capital through a financing conducted in 2010. As the Committee determined that the executive officers had made strides towards achieving our corporate objectives, and due to Company performance and market conditions, the Committee recommended annual incentive bonuses in 2010 for Isaac Cohen, Mary Tagliaferri, and Thomas Chesterman in the amounts of $150,000, $125,000 and $100,000, respectively.

Equity Compensation.  We believe that providing a significant portion of our executives’ total compensation package in stock options and other equity awards aligns the incentives of our executives with the interests of our stockholders and with our long-term success. The Committee and Board develop their equity award determinations based on their judgments as to whether the complete compensation packages provided to our executives, including prior equity awards, are sufficient to retain, motivate and adequately award the executives. This judgment is based in part on information provided by benchmarking studies. In

2010, the Company referred to the BioWorld Executive Compensation Report, a Compensia report and the Radford Survey — Biotechnology Benchmark during its compensation determination process.

We grant equity awards through our Stock Incentive Plan, which was adopted by our Board and stockholders to permit the grant of stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares and other stock-based awards to our officers, directors, scientific advisory board members, employees and consultants. All of our employees, directors, scientific advisory board members and consultants are eligible to participate in the Stock Incentive Plan.

Equity Grant Practices.  Equity grants made to our executive officers, including the Chief Executive Officer, are approved by the full Board of Directors upon the recommendation of the Committee. We grant options at exercise prices equal to or above the closing price of our common stock on The NASDAQ Capital Market on the date of grant. In addition, we do not coordinate grants of options so that they are made before an announcement of favorable information, or after an announcement of unfavorable information. We do not reprice options. Likewise, if our stock price declines after the grant date, we do not replace options.

Benefits and Perquisites.  Beginning in fiscal year 2005 all executive officers became eligible to receive health care coverage that is generally available to other Bionovo employees. For the fiscal year ended December 31, 2010, we contributed $37,420.

Bionovo maintains a tax-qualified 401(k) Plan, which provides for broad-based employee participation. Under the 401(k) Plan, all Bionovo employees were eligible to contribute up to $15,500 of their compensation in 2010 subject to certain Internal Revenue Service and plan restrictions. Bionovo does not provide defined benefit pension plans or defined contribution retirement plans to its executives or other employees other than the 401(k) Plan.

We offer our Chief Executive Officer, our President and our Chief Financial Officer a life insurance policy of up to $1.0 million paid for by the Company. In addition, our Chief Executive Officer and our President are entitled to a car allowance per the terms of their employment agreements.

We also offer a number of other benefits to the executive officers pursuant to benefit programs that provide for broad-based employee participation. These benefits programs include medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, wellness programs, educational assistance, employee assistance and certain other benefits.

The 401(k) Plan and other generally available benefit programs allow us to remain competitive for employee talent, and we believe that the availability of the benefit programs generally enhances employee productivity and loyalty to Bionovo. The main objectives of Bionovo’s benefits programs are to give our employees access to quality healthcare, financial protection from unforeseen events, assistance in achieving financial retirement goals, enhanced health and productivity and to provide support for global workforce mobility, in full compliance with applicable legal requirements. These generally available benefits typically do not specifically factor into decisions regarding an individual executive’s total compensation or equity award package.

On an annual basis, we benchmark our overall benefits programs against our peers using biotechnology industry data. We also analyze changes to our benefits programs in light of the overall objectives of the program, including the effectiveness of the retention and incentive features of such programs. It is generally our policy not to extend significant perquisites to our executives that are not available to our employees generally. We have no current plans to make changes to levels of benefits and perquisites provided to executives.

Nonqualified Deferred Compensation.  The Company does not have a Deferred Compensation Plan.

Tax Considerations. We believe it is in our best interest, to the extent practical, to have executive officer compensation be fully deductible under Section 162(m). Section 162(m) of the Code generally provides that a publicly-held company may not deduct compensation paid to certain of its top executive officers to the extent that such compensation exceeds $1 million per officer in a calendar year. Compensation that is “performance-based compensation” within the meaning of the Code does not count toward the $1 million deduction limit.

We have taken steps to structure payments to executive officers under the corporate bonus and equity compensation programs to meet the Section 162(m) requirements. Our Compensation Committee nevertheless retains the discretion to provide compensation that potentially may not be fully deductible to reward performance and/or enhance retention.

2010 Executive Compensation Summary

The following table sets forth information regarding compensation earned in 2010, 2009 and 2008 by our Chairman and CEO, our President and Chief Medical Officer, and our Chief Financial Officer (these individuals are collectively referred to as our “named executive officers”):

	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Optins Awards(1) ($)	Non-Equity Incentive Plan Comp(7) ($)	All Other Compensation ($)	Total ($)
Isaac Cohen(2)(5) Chairman and Chief Executive Officer	2010	375,000	—	—	23,227	150,000	26,258	574,485
	2009	375,000	—	—	—	50,000	21,190	446,190
	2008	373,154		—	—	—	22,496	395,650
Mary Tagliaferri(3)(6) President and Chief Medical Officer	2010	375,000	—	—	15,487	125,000	27,500	542,987
	2009	375,000	—	—	—	40,000	21,055	436,055
	2008	373,154		—	—	—	22,643	395,797
Thomas Chesterman(4) Senior Vice President and Chief Operating	2010	320,250		—	—	100,000	20,021	440,271
	2009	320,250		—	—	—	20,063	340,313
	2008	319,898		—	—	—	20,383	340,281

(1)	The value of option awards disclosed is based on the aggregate grant date fair value of the awards on date of grant. The method of and assumptions used to calculate the value of the options granted to our named executive officers is discussed under Note 7 of the Notes to the Financial Statements included in Bionovo’s Annual Report on Form 10-K for fiscal 2010 filed with the SEC on March 16, 2011.
(2)	Salary was increased to $375,000 effective January 1, 2008.
(3)	Salary was increased to $375,000 effective January 1, 2008.
(4)	Salary was increased to $320,250 effective January 1, 2008.
(5)	Isaac Cohen, our Chairman and Chief Executive Officer, was granted 9,836 options on January 12, 2010. The aggregate grant date fair value was $23,227.
(6)	Mary Tagliaferri, our President and Chief Medical Officer, was granted 6,558 options on January 12, 2010. The aggregate grant date fair value was $15,487.
(7)	Please see Compensation Discussion and Analysis above for a description of our Annual Incentive Bonus Program for our executive officers.

All Other Compensation in the summary compensation table above includes the following components:

Name	Year	Car Allowance ($)	Health Care Contributions ($)	Life Insurance Premiums ($)	Total ($)
Isaac Cohen	2010	14,160	10,834	1,264	26,258
	2009	9,388	10,538	1,264	21,190
	2008	11,950	9,282	1,264	22,496
Mary Tagliaferri	2010	15,529	10,842	1,129	27,500
	2009	9,388	10,538	1,129	21,055
	2008	11,950	9,282	1,411	22,643
Thomas Chesterman	2010	—	15,744	4,277	20,021
	2009	—	15,786	4,277	20,063
	2008	—	10,850	9,533	20,383

Potential Payments Upon Termination or Change in Control

The following table and summary set forth potential payments payable to our current executive officers upon termination of employment or a change in control. The Board may in its discretion revise, amend or add to the benefits if it deems advisable, subject to limitations in the executive officer employment agreement (if applicable). The table below reflects amounts payable to our executive officers assuming their employment was terminated on December 31, 2010:

Name	Benefit	Termination Without Cause Prior to a Change in Control ($)	Termination Without Cause or Constructive Termination Following a Change in Control ($)
Isaac Cohen	Salary	375,000	375,000
	Bonus	150,000	150,000
	Benefits continuation	—	12,000
	Total value:	525,000	537,000
Mary Tagliaferri	Salary	375,000	375,000
	Bonus	150,000	150,000
	Benefits continuation	—	12,000
	Total value:	525,000	537,000
Thomas Chesterman	Salary	320,250	160,000
	Bonus		—
	Benefits continuation	—	—
	Total value:	320,250	160,000

Employment and Separation Agreements

Isaac Cohen, the Company’s Chief Executive Officer, has an employment agreement with Bionovo that provides for an annual salary of $375,000, subject to annual review and potential increase by the Board of Directors. Mr. Cohen is eligible to receive annual bonuses in cash or stock options as awarded by the Board of Directors in its discretion. Mr. Cohen also is entitled to an automobile allowance of up to $750 per month plus certain related expenses and we have agreed to indemnify him in his capacity as an officer or director. Mr. Cohen will receive a severance payment equal to his target bonus for the year, prorated for the number of months during the calendar year that he was employed. The agreement is effective as of January 1, 2008 and may be terminated by either party at any time subject to the terms and conditions set forth therein.

Mary Tagliaferri, the Company’s President, has an employment agreement with Bionovo that provides for an annual salary of $375,000, subject to annual review and potential increase by the Board of Directors. Dr. Tagliaferri is eligible to receive annual bonuses in cash or stock options as awarded by the Board of Directors in its discretion. Dr. Tagliaferri also is entitled to an automobile allowance of up to $750 per month plus certain related expenses and we have agreed to indemnify her in her capacity as an officer or director. Dr. Tagliaferri will receive a severance payment equal her target bonus for the year, prorated for the number of months during the calendar year that she was employed. The agreement is effective as of January 1, 2008 and may be terminated by either party at any time subject to the terms and conditions set forth therein.

Tom Chesterman, the Company’s Chief Financial Officer, may be entitled to certain severance benefits pursuant to the Company’s Involuntary Termination Policy. Mr. Chesterman will receive a severance payment equal to his annual base salary for the year.

Grants of Plan-Based Awards

The following table shows all plan-based awards granted to the Named Executive Officers during the fiscal years ended December 31, 2010. The option awards and unvested portion of the stock awards identified in the table below are also reported in the Outstanding Equity Awards Table at December 31, 2010 below.

Name	Grant Date	Approval Date	Payments Under Non-Equity Incentive Plan Awards(1) ($)	All Other Stock Number of Shares of Stock or Units (#)	All Other Option Awards Number of Securities Underlying Options(2) (#)	Exercise or Base Price of Option Awards ($/Sh)
Isaac Cohen	1/12/2010	1/12/2010	150,000	—	9,836	3.05
Mary Tagliaferri	1/12/2010	1/12/2010	125,000	—	6,558	3.05
Thomas Chesterman	—	—	100,000	—	—	—

(1)	This column represents the total payout under the incentive bonus for the year ended December 31, 2010 paid by the company on March 9, 2011 to Isaac Cohen, Mary Tagliaferri and Thomas Chesterman.
(2)	This column shows the number of shares based on the option grant on January 12, 2010, to the Named Executive Officer which vested on the date of grant.
(3)	This column shows the exercise price for the stock options granted to the Named Executive Officers, which was the closing price of Bionovo stock on the date the Compensation Committee approved and granted such options.

Outstanding Equity Awards

The following table shows all outstanding equity awards held by the Named Executive Officers as of December 31, 2010. The awards identified in the table below for Isaac Cohen and Mary Tagliaferri are also reported in the above Grants of Plan-Based Awards Table:

	Number of Securities Underlaying Unexercised Options		Option Exercise Price ($)	Option Expiration Date
Name	(#) Exercisable	(#) Unexercisable
Isaac Cohen(1)	9,836	–	3.05	1/12/2015
Mary Tagliaferri(1)	6,558	—	3.05	1/12/2015
Thomas Chesterman(2)	120,000	40,000	14.90	7/11/2017
	30,000	10,000	11.70	11/01/2012

(1)	Options granted on January 12, 2010 to Isaac Cohen and Mary Tagliaferri vested on the date of grant.
(2)	Options granted upon hire vest ratably over a four year period with 1/4 vesting on the anniversary of the hire date.

Options Exercised

There were no options exercised by the Named Executive Officers during the fiscal year ended December 31, 2010.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2010. No equity compensation plans that were in effect as of December 31, 2010 were adopted without the approval of our security holders.

Plan Category	Common Stock to be Issued Upon Exercise of Outstanding Options, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, and Rights (b)	Common Stock Available for Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	1,246,311	$6.87	553,713
Equity compensation plans not approved by security holders	—	—	—

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Policy and Procedures

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related-person transactions, including the Sarbanes-Oxley Act of 2002. A related-person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Under its charter, our Audit Committee is charged with reviewing and approving all related-person transactions, as required by the NASDAQ rules, and in addition approves any direct or indirect personal loans from the Company to non-executive employees. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Certain Transactions

Dr. John D. Baxter became a member of our Scientific Advisory Board (SAB) in February of 2009 under a consultancy agreement for a term of two years. Under the terms of the agreement, Dr. Baxter will be paid a total of $40,000, in quarterly installments and was granted options to purchase 12,000 shares of the Company’s common stock at an exercise price $1.25. The options vest over two years with 50% vesting on the first and second anniversaries of the grant date. Dr. Baxter received $18,333 for his services during the year ended December 31, 2009 and earned $20,000 for his services during the year ended December 31, 2010. Of the $20,000 earned for Dr. Baxter’s services during the year ended December 31, 2010, only $15,000 was paid during the year ended December 31, 2010. In March of 2011, we renewed our contract with Dr. Baxter with the same cash payment and option provisions.

Limitation of Liability of Officers and Directors and Indemnification

As permitted by Section 102 of the Delaware General Corporation Law, provisions in our amended and restated certificate of incorporation and amended and restated by-laws limit or eliminate the personal liability of our directors for a breach of their fiduciary duty of care as directors. The duty of care generally requires that when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or
•	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission. Our amended and restated certificate of incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.

As permitted by Section 145 of the Delaware General Corporation Law, our bylaws provide that:

•	we may indemnify our directors, officers and employees to the fullest extent permitted by the Delaware General Corporation Law, subject to limited exceptions;
•	we may advance expenses to our directors, officers and employees in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to limited exceptions;
•	the rights provided in our bylaws are not exclusive; and
•	any transaction from which the director derived an improper personal benefit.

We have entered, and intend to continue to enter, into separate indemnification agreements with each of our directors and officers which may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements generally require us, among other things, to indemnify our officers and directors against liabilities that may arise by reason of their status or service as directors or officers other than liabilities arising from willful misconduct. These indemnification agreements also generally require us to advance any expenses incurred by the directors or officers as a result of any proceeding against them as to which they could be indemnified.

At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification by us is sought, nor are we aware of any threatened litigation or proceeding that may result in a claim for indemnification.

We have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Bionovo, Inc, Corporate Secretary, 5858 Horton Street, Suite 400, Emeryville, CA 94608 or contact our Corporate Secretary at (510) 601-2000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Dr. Mary Tagliaferri

Dr. Mary Tagliaferri
President and Secretary

April 8, 2011

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 is available without charge upon written request to: Corporate Secretary, Bionovo, Inc 5858 Horton Street, Suite 400, Emeryville, CA 94608. Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.

Appendix A

BIONOVO, INC.
Stock Incentive Plan
Adopted: MARCH 4, 2004
Termination Date: March 3, 2014

1. The Plan

1.1 Purpose.  The purpose of this Plan is to promote the success of the Company and the interests of its shareholders by attracting, motivating, retaining and rewarding certain officers, employees, directors and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. Capitalized terms used herein are defined in Section 5.

1.2 Administration and Authorization; Power and Procedure

1.2.1 Committee.  This Plan will be administered by and all Awards will be authorized by the Committee. Action of the Committee with respect to its authority under this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

1.2.2 Plan Awards; Interpretation; Powers of Committee.  Subject to the express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

(a) determine eligibility and the particular Eligible Persons who will receive Awards;

(b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards will become exercisable or will vest, and the respective consequences thereof, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(c) approve the forms of Award Agreements, which need not be identical either as to type of Award or among Participants;

(d) construe and interpret this Plan and any Award or other agreements defining the rights and obligations of the Company and Participants under this Plan, make factual determinations with respect to the administration of this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 4.5;

(f) accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Sections 2.2.2 and 3.4;

(g) determine the duration and purposes of leaves of absence that may be granted to Participants without constituting a termination of their employment for purposes of this Plan; and

(h) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

1.2.3 Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

1.2.4 Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation.

1.2.5 Delegation.  The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.2.6 No Liability.  No director, officer or agent of the Company will be liable for any action, omission or decision under this Plan taken, made or omitted in good faith.

1.3 Participation.  Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4 Shares Available for Awards; Share Limits

1.4.1 Shares Available.  Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

1.4.2 Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan will not exceed 5,000,000 shares (the “Share Limit”). The maximum number of shares subject to Options that are granted during any calendar year to any one individual will be limited to [2,000,000] shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be [2,000,000] shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.

1.4.3 Share Reservation; Replenishment and Reissue of Unvested Awards.  Shares subject to outstanding Awards shall be reserved for issuance. No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares of Common Stock issuable at any time pursuant to such Award, plus (b) the number of shares of Common Stock that have previously been issued pursuant to Awards granted under this Plan, plus (c) the maximum number of shares of Common Stock that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares of Common Stock that are subject to or underlie Awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, will again, except to the extent prohibited by law (or the provisions of the Code, in the case of Incentive Stock Options) or the terms of this Plan, be available for subsequent Awards under this Plan. Accordingly, shares of Common Stock issued pursuant to the terms hereof (including shares of Common Stock offset in satisfaction of applicable withholding taxes or the exercise price of an Award) in respect of an Award shall reduce on a share-for-share basis the number of shares of Common Stock remaining available under this Plan and the number of shares remaining subject to the Award.

1.5 No Transferability; Limited Exception to Transfer Restrictions

1.5.1 Limit On Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 1.5, by applicable law and by the Award Agreement, as the same may be amended:

(a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

(b) Awards will be exercised only by the Participant; and

(c) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

In addition, the shares shall be subject to the restrictions set forth in the applicable Award Agreement.

1.5.2 Further Exceptions to Limits On Transfer.  The exercise and transfer restrictions in Section 1.5.1 will not apply to:

(a) transfers to the Corporation;

(b) transfers by gift to “immediate family” as that term is defined in SEC Rule 16a-1(e) promulgated under the Exchange Act;

(c) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; or

(d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant’s duly authorized legal representative.

Notwithstanding anything else in this Section 1.5.2 to the contrary, but subject to compliance with all applicable laws, Incentive Stock Options and Restricted Stock Awards will be subject to any and all transfer restrictions under the Code applicable to such awards or necessary to maintain the intended tax consequences of such Awards. Notwithstanding clause (b) above but subject to compliance with all applicable laws, any contemplated transfer by gift to “immediate family” as referenced in clause (b) above is subject to the condition precedent that the transfer be approved by the Committee in order for it to be effective.

1.6 Acceptance of Notes to Finance Exercise/Purchase.  The Corporation may, with the Committee’s approval in each specific case, accept one or more notes from any Eligible Person in connection with the exercise, purchase or acquisition of any Award; provided that any such note shall be subject to the following terms and conditions:

(a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise, purchase or acquisition of one or more Awards under this Plan and the note shall be delivered directly to the Corporation in consideration of such exercise, purchase or acquisition.

(b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

(c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee, but not less than the interest rate necessary to avoid the imputation of interest under the Code and to avoid any adverse accounting consequences in connection with the exercise, purchase or acquisition.

(d) If the employment or services of the Participant by or to the Company terminates, the unpaid principal balance of the note shall become due and payable on the 30th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions) in securities of the Corporation by the Participant subsequent to such termination.

(e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby or other collateral, in compliance with applicable law.

(f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with all applicable rules and regulations, including those of the Federal Reserve Board and under the California Corporations Code, as then in effect.

2. Options

2.1 Option Grants

2.1.1 Approval; Number of Shares.  The Committee may grant one or more Options under this Plan to any Eligible Person. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Option.

2.1.2 Award Agreement.  Each Option will be evidenced by an Award Agreement signed by the Corporation and, to the extent required by the Committee, by the Participant and the Participant’s spouse. The Award Agreement evidencing an Option shall contain the terms established by the Committee for that Option, as well as any other terms, provisions, or restrictions that the Committee may impose on the Option or any shares of Common Stock subject to the Option.

2.1.3 Type of Options.  The Committee will designate each Option granted under this Plan as either an Incentive Stock Option or a Nonqualified Stock Option and such designation shall be set forth in the applicable Award Agreement. Any Option granted hereunder that is not designated as an Incentive Stock Option will be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code. Incentive Stock Options shall be subject to the provisions of Section 2.4 in addition to the provisions hereof applicable to Options generally.

2.2 Vesting; Term; Exercise Procedure

2.2.1 Vesting.  An Option may be exercised only to the extent that it is vested and exercisable. The Committee will determine the vesting and/or exercisability provisions of each Option, which provisions will be set forth in the applicable Award Agreement. Unless the Committee otherwise expressly provides, no Option will be exercisable or will vest until at least six months after the initial Award Date, and once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option. To the extent required to satisfy applicable securities laws and subject to Section 2.6, no Option (except an Option granted to an officer, director, or consultant of the Company) shall vest and become exercisable at a rate of less than 20% per year over five years after the date the Option is granted.

2.2.2 Term.  Each Option shall expire not more than 10 years after its date of grant. Each Option will be subject to earlier termination as provided in or pursuant to Sections 2.6 or 4.2. Any payment of cash or delivery of stock in payment of or pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing and by the Participant.

2.2.3 Exercise Procedure.  Any exercisable Option will be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Committee), together with any required payment made in accordance with Section 2.3.2 and Section 4.4 and any written statement required pursuant to Section 4.3.

2.2.4 Fractional Shares/Minimum Issue.  Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

2.3 Option Price

2.3.1 Pricing Limits.  Subject to the following provisions of this Section 2.3.1, the Committee will determine the purchase price per share of the Common Stock covered by each Option (the “exercise price” of the Option) at the time of the grant of the Option, which purchase price will be set forth in the applicable Award Agreement. In no case will the exercise price of an Option be less than the greater of:

(a) the par value of the Common Stock;

(b) in the case of a Nonqualified Stock Option and subject to clause (d) below, 85% of Fair Market Value of the Common Stock on the date of grant;

(c) in the case of an Incentive Stock Option and subject to clause (d) below, 100% of the Fair Market Value of the Common Stock on the date of grant; or

(d) in the case of an Option (incentive or nonqualified) granted to a Participant described in Section 2.5, 110% of the Fair Market Value of the Common Stock on the date of grant.

2.3.2 Payment Provisions.  The Corporation will not be obligated to deliver certificates for the shares of Common Stock to be purchased on exercise of an Option unless and until it receives full payment of the exercise price therefor, all related withholding obligations under Section 4.4 have been satisfied, and all other conditions to the exercise of the Option set forth herein or in the Award Agreement have been satisfied. The purchase price of any shares of Common Stock purchased on exercise of an Option must be paid in full at the time of each purchase in one or a combination of the following methods:

(a) in cash or by electronic funds transfer;

(b) by certified or cashier’s check payable to the order of the Corporation;

(c) by notice and third party payment in such manner as may be authorized by the Committee;

(d) by the delivery of shares of Common Stock already owned by the Participant; provided that the Committee may, in its absolute discretion, limit the Participant’s ability to exercise an Option by delivering previously owned shares, and any shares of Common Stock delivered that were initially acquired from the Corporation upon exercise of a stock option or otherwise must have been owned by the Participant at least 6 months as of the date of delivery; or

(e) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.6.

Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise.

2.4 Limitations on Grant and Terms of Incentive Stock Options

2.4.1 $100,000 Limit.  To the extent that the aggregate “Fair Market Value” of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced (recharacterized as Nonqualified Stock Options) first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

2.4.2 Other Code Limits.  Incentive Stock Options may only be granted to employees of the Corporation or a Subsidiary that satisfy the other eligibility requirements of the Code. Any Award Agreement relating to Incentive Stock Options will contain or shall be deemed to contain such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4.3 ISO Notice of Sale Requirement.  Any Participant who exercises an Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the shares of Common Stock acquired on such exercise if the sale or other transfer occurs (a) within one year after the exercise date of the Option, or (b) two years after the grant date of the Option.

2.5 Limits on 10% Holders.  No Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding stock of the Corporation (or a parent or subsidiary of the Corporation) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or a parent or subsidiary of the Corporation), unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and, in the case of an Incentive Stock Option granted to such a person, such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.6 Effects of Termination of Employment; Termination of Subsidiary Status; Discretionary Provisions

2.6.1 Dismissal for Cause.  Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 2.2.2 or 4.2, if a Participant’s employment by or service to the Company is terminated by the Company for Cause, the Participant’s Option will terminate on the Participant’s Severance Date, whether or not the Option is then vested and/or exercisable.

2.6.2 Resignation.  Unless otherwise provided in the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 2.2.2 or 4.2, if a Participant voluntarily terminates his or her employment by or service to the Company (other than because of his or her death, Total Disability or Retirement):

(a) the Participant will have until the date that is 30 days after the Participant’s Severance Date to exercise his or her Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

(b) the Option, to the extent not vested and exercisable on the Participant’s Severance Date, shall terminate on the Severance Date; and

(c) the Option, to the extent exercisable for the 30-day period following the Participant’s Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 30-day period.

2.6.3 Layoff or Other Involuntary Termination.  Unless otherwise provided in the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 2.2.2 or 4.2, if a Participant is laid off or the Participant’s employment by or service to the Company is otherwise terminated at the will of the Company (other than in circumstances constituting a termination because of the Participant’s death, Total Disability, Retirement, or a termination by the Company for Cause):

(a) the Participant will have until the date that is three (3) months after the Participant’s Severance Date to exercise his or her Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

(b) the Option, to the extent not vested and exercisable on the Participant’s Severance Date, shall terminate on the Severance Date; and

(c) the Option, to the extent exercisable for the 3-month period following the Participant’s Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period.

2.6.4 Death, Disability, or Retirement.  Unless otherwise provided in the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 2.2.2 or 4.2, if a Participant’s employment by or service to the Company terminates as a result of the Participant’s Total Disability, death, or Retirement:

(a) the Participant (or his or her Personal Representative or Beneficiary, in the case of the Participant’s Total Disability or death, respectively), will have until the date that is 12 months after the Participant’s Severance Date to exercise the Participant’s Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

(b) the Option, to the extent not vested and exercisable on the Participant’s Severance Date, shall terminate on the Severance Date; and

(c) the Option, to the extent exercisable for the 12-month period following the Participant’s Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period.

2.6.5 Events Not Deemed a Termination of Employment.  Unless Company policy or the Committee otherwise provides, a Participant’s employment or service relationship with the Company shall not be considered terminated solely due to any sick leave, military leave, or any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Participant on an approved leave of absence, continued vesting of the Award while on leave from the employ of or service with the Company will be suspended until the Participant returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term of the Award set forth in the Award Agreement.

2.6.6 Effect of Change of Subsidiary Status.  For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary, a termination of employment or service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

2.6.7 Committee Discretion.  Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason, other than a discharge for Cause, the Committee may accelerate the vesting and exercisability of all or a portion of the Participant’s Award, and/or, subject to the provisions of Sections 2.2.2 and 4.2, extend the exercisability period of the Participant’s Option upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

2.6.8 Termination of Consulting or Affiliate Services.  If the Participant is not an Eligible Employee or a director of the Corporation, and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a written contract or the Award Agreement otherwise provides. If, in these circumstances, the Company notifies the Participant in writing that a termination of the Participant’s services to the Company has occurred for purposes of this Plan, then (unless the contract or the Award Agreement otherwise expressly provides), the Participant’s termination of services with the Company for purposes of this Plan shall be the date which is 10 days after the Company’s mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

2.7 Option Repricing/Cancellation and Regrant/Waiver of Restrictions.  Subject to Section 1.4 and Section 4.5 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the exercise price, the vesting schedule, the number of shares subject to, or the term of, an Option granted under this Plan by cancellation of an outstanding Option and a subsequent regranting of the Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result in, among other changes, an exercise price that is higher or lower than the exercise price of the original or prior Option, provide for a greater or lesser number of shares of Common Stock subject to the Option, or provide for a longer or shorter vesting or exercise period.

2.8 Options in Substitution for Stock Options Granted by Other Corporations.  Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

2.9 Early Exercise Options.  The Committee may grant Options which, by express provision in the applicable Award Agreement(s), may be exercised before they are vested. If the Participant elects to exercise all or a portion of such an Option before it is vested, the shares of Common Stock acquired under the Option which are attributable to the unvested portion of the Option shall be Restricted Shares. The applicable Award Agreement will specify the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions imposed on such shares and the conditions of release or lapse of such restrictions. Unless otherwise expressly provided in the applicable Award Agreement, such Restricted Shares shall be subject to the provisions of Sections 3.6 through 3.9, below.

3. Restricted Stock Awards

3.1 Grants.  The Committee may grant one or more Restricted Stock Awards to any Eligible Person. Subject to the provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Restricted Stock Award. Each Restricted Stock Award will be evidenced by an Award Agreement signed by the Corporation and, to the extent required by the Committee, by the Participant and the Participant’s spouse. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurances and documents as the Committee may require to enforce the restrictions thereon.

3.2 Award Agreement.  Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant for the shares, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions.

3.3 Vesting.  The restrictions imposed on the shares of Common Stock subject to a Restricted Stock Award will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. To the extent required to satisfy applicable securities laws, the restrictions imposed on the shares of Common Stock subject to a Restricted Stock Award (other than an Award granted to an officer, director, or consultant of the Company, which may include more restrictive provisions) shall lapse as to such shares, subject to Section 3.8, at a rate of at least 20% of the shares subject to the Award per year over the five years after the date the Award is granted.

3.4 Term.  Any Restricted Stock Award shall either vest or be forfeited not more than 10 years after the date of grant. Each Restricted Stock Award will be subject to earlier termination as provided in or pursuant to Section 4.2. Any payment of cash or delivery of stock in payment for a Restricted Stock Award may be delayed until a future date if specifically authorized by the Committee in writing and by the Participant.

3.5 Purchase Price

3.5.1 Pricing Limits.  Subject to the following provisions of this Section 3.5, the Committee will determine the purchase price per share of the Common Stock covered by each Restricted Stock Award at the time of grant of the Award. In no case will such purchase price be less than the greater of:

(a) 85% of the Fair Market Value of the Common Stock on the date of grant, or at the time the purchase is consummated; or

(b) 100% of the Fair Market Value of the Common Stock on the date of grant, or at the time the purchase is consummated, in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, its parent, or a Subsidiary.

3.5.2 Payment Provisions.  The Corporation will not be obligated to issue certificates evidencing shares of Restricted Stock pending the lapse of restrictions (“Restricted Shares”) unless and until it receives full payment of the purchase price therefor and all other conditions to the purchase, as determined by the Committee, have been satisfied. The purchase price of any Restricted Shares must be paid in full at the time of the purchase in one or a combination of the methods set forth in clauses (a) through (e) in Section 2.3.2.

3.6 Stock Certificates; Fractional Shares.  Stock certificates evidencing Restricted Shares will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 3.3 and any related loan has been repaid. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

3.7 Restrictions

3.7.1 Pre-Vesting Restraints.  Except as provided in Section 3.1, Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

3.7.2 Dividend and Voting Rights.  Unless otherwise provided in the applicable Award Agreement, a Participant receiving Restricted Shares will be entitled to cash dividend and voting rights for all Restricted Shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

3.7.3 Cash Payments.  The Award Agreement shall specify whether and to what extent cash or other property received in respect of Restricted Shares must be returned (with or without an earnings factor) if the Restricted Shares fail to vest and must be returned to the Corporation in accordance with Section 3.8.

3.8 Return to the Corporation.  Unless the Committee otherwise expressly provides, Restricted Shares subject to an Award that remain subject to restrictions at the time the Participant’s employment by or service to the Company terminates, or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement, will not vest and will be reacquired by the Corporation in such manner and on such terms as the Committee provides, which terms shall include return or repayment of the lower of the Fair Market Value or the original purchase price of the Restricted Shares, without interest, to the Participant to the extent not prohibited by law. The Award Agreement shall specify any other terms or conditions of the repurchase if the Award fails to vest.

3.9 Other Sections Applicable to Restricted Stock Awards.  The provisions of Sections 2.6.5 through 2.6.8 are applicable to Restricted Shares and Restricted Stock Awards as well as Options.

3.10 Waiver of Restrictions.  Subject to Section 1.4 and 4.5 and the specific limitations on Restricted Stock Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the vesting schedule, or the restrictions upon or the term of, a Restricted Stock Award granted under this Plan by amendment, by substitution of an outstanding Restricted Stock Award, by waiver or by other legally valid means.

4. Other Provisions

4.1 Rights of Eligible Persons, Participants and Beneficiaries

4.1.1 Employment Status.  Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

4.1.2 No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or related to any Award) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause at any time. Nothing in this Section 4.1.2, or in Section 4.2.2 or 4.12, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract. An Award Agreement shall not constitute a contract of employment or service.

4.1.3 Plan Not Funded.  Awards payable under this Plan will be payable in shares of Common Stock or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person.

To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

4.1.4 Charter Documents.  The Articles of Incorporation and By-Laws of the Corporation, as either of them may lawfully be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the voting or transfer of Common Stock) or priorities, rights and preferences as to securities and interests prior in rights to the Common Stock. To the extent that these restrictions and limitations are greater than those set forth in this Plan or any Award Agreement, such restrictions and limitations shall apply to any shares of Common Stock acquired pursuant to the exercise of Awards and are incorporated herein by this reference.

4.2 Adjustments; Acceleration

4.2.1 Adjustments.  Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up; spin-off, or similar extraordinary dividend distribution (“spin-off”) in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety (“asset sale”); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a) proportionately adjust any or all of (1) the number of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price of any or all outstanding Awards, or (4) the securities, cash or other property deliverable upon exercise or vesting of any outstanding Awards, or

(b) make provision for a settlement by a cash payment or for the substitution or exchange of any or all outstanding Awards for cash, securities or other property (or for other awards) based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash, securities or other property settlement. In the case of Options, but without limitation on other methodologies, the Committee may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise price of the Option to the extent of the then vested and exercisable shares subject to the Option. In the case of Restricted Shares, but without limiting other methodologies, the Committee may limit the payment to either (1) the purchase price previously paid by the Participant, or (2) the Fair Market Value of the shares, or (3) the price to be paid in the transaction for unrestricted shares.

The Committee may make adjustments to and/or accelerate the exercisability of Options in a manner that disqualifies the Options as Incentive Stock Options without the written consent of the Option holders affected thereby.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

4.2.2 Potential Acceleration of Awards Upon Change in Control.  Subject to Sections 4.2.3 through 4.2.5, upon (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the occurrence of a Change in Control Event in which no provision has been made for the continuance, assumption, substitution, exchange or other settlement of an Award:

(a) each Option will become immediately vested and exercisable, and

(b) Restricted Stock will immediately vest free of forfeiture restrictions and/or restrictions giving the Corporation the right to repurchase the stock at its original purchase price.

The Committee may override the limitations on acceleration in this Section 4.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances otherwise require, may be deemed by the Committee to occur (subject to Sections 4.2.4 through 4.2.5) not more than 30 days before or only upon the consummation of the event. Any acceleration of an Incentive Stock Option may disqualify the Option as an Incentive Stock Option and does not require the written consent of the holder of the Option, whether or not the holder is adversely affected thereby.

4.2.3 Possible Early Termination of Awards if Accelerated of Fully Vested.  Without any limitation on the Committee’s authority under Section 4.2.1, if the vesting of any Option under this Plan is fully vested or has been fully accelerated as required or permitted by Section 4.2.2 (or would have been fully accelerated but for Section 4.2.5) but is not exercised prior to (a) a dissolution of the Corporation, (b) an event described in Section 4.2.1 that the Corporation does not survive, or (c) the consummation of a Change in Control Event approved by the Board, the Option shall terminate, subject to any provision that has been expressly made by the Board or the Committee for the continuance, assumption, substitution, exchange or other settlement of the Option.

4.2.4 Possible Rescission of Acceleration.  If the vesting of an Award has been accelerated in anticipation of an event or upon shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

4.2.5 Golden Parachute Limitations.  Unless otherwise specified in an Award Agreement or otherwise authorized by the Board in the specific case, no vesting of or lapse or restrictions imposed on an Award will be accelerated under this Plan to an extent or in a manner that would result in payments that are not fully deductible by the Company for federal income tax purposes because of Section 280G of the Code. If a Participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the Participant may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied any federal income tax deductions for any “parachute payments” because of Section 280G of the Code.

4.3 Compliance with Laws

4.3.1 General.  This Plan, the granting and vesting of Awards under this Plan, and the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

4.3.2 Compliance with Securities Laws.  No Participant shall sell, pledge or otherwise transfer shares of Common Stock acquired pursuant to an Award or any interest in such shares except in accordance with the express terms of this Plan and the applicable Award Agreement. Any attempted transfer in violation of this Section 4.3 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of shares of

Common Stock acquired or to be acquired pursuant to an Award, except in compliance with all applicable federal and state securities laws and unless and until:

(a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) such disposition is made in accordance with Rule 144 under the Securities Act; or

(c) such Participant notifies the Corporation of the proposed disposition and furnishes the Corporation with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Corporation, furnishes to the Corporation an opinion of counsel acceptable to the Corporation’s counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable state securities laws.

Notwithstanding anything else herein to the contrary, the Company has no obligation to register the Common Stock or file any registration statement under either federal or state securities laws, nor does the Company make any representation concerning the likelihood of a public offering of the Common Stock or any other securities of the Company.

4.3.3 Share Legends.  All certificates evidencing shares of Common Stock issued or delivered under this Plan shall bear the following legends and/or any other appropriate or required legends under applicable laws:

“OWNERSHIP OF THIS CERTIFICATE, THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION.”

“THE SHARES ARE SUBJECT TO THE CORPORATION’S RIGHT OF FIRST REFUSAL AND CALL RIGHTS TO REPURCHASE THE SHARES UNDER THE CORPORATION’S STOCK INCENTIVE PLAN AND AGREEMENTS WITH THE CORPORATION THEREUNDER, COPIES OF WHICH ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION.”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.”

4.3.4 Delivery of Financial Statements.  The Corporation shall deliver annually to Participants such financial statements of the Corporation as are required to satisfy applicable securities laws.

4.3.5 Confidential Information.  Any financial or other information relating to the Corporation obtained by Participants in connection with or as a result of this Plan or their Awards shall be treated as confidential.

4.4 Tax Withholding

4.4.1 Tax Withholding.  Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to:

(a) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment;

(b) deduct from any amount payable to the Participant (or Personal Representative or Beneficiary, as the case may be) in cash or equivalent (in respect of an Award or otherwise) the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment; or

(c) reduce the number of shares of Common Stock to be delivered by (or otherwise reacquire shares held by the Participant at least 6 months) the appropriate number of shares of Common Stock, valued at their then Fair Market Value, to satisfy the minimum withholding obligation.

The Committee may, in its sole discretion (subject to Section 4.3), grant (either at the time of grant of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation utilize the withholding offset under clause (c) above.

In no event will the value of shares withheld under (c) above exceed the minimum amount of required withholding under applicable law.

4.4.2 Tax Loans.  If so provided in the Award Agreement or otherwise authorized by the Committee, the Corporation may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 4.4.1. Such a loan will be for a term not greater than 12 months and at a rate of interest and pursuant to such other terms and conditions as the Corporation may establish, subject to compliance with applicable law. Such a loan need not otherwise comply with the provisions of Section 2.3.3.

4.5 Plan and Award Amendments, Termination and Suspension

4.5.1 Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part, and/or any outstanding Award(s). No Awards may be granted during any suspension of this Plan or after termination of this Plan. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination or suspension of this Plan may extend beyond the date of such termination or suspension, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding upon or following the termination of this Plan.

4.5.2 Committee Authorization.  The Committee may, at any time or from time to time, amend or modify this Plan, in whole or in part, and/or any outstanding Award(s).

4.5.3 Shareholder Approval.  This Plan and any amendment to this Plan shall be subject to shareholder approval to the extent then required under Section 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board.

4.5.4 Limitations on Amendments to Plan and Awards.  The Board and the Committee may not, without the written consent of the Participant affected thereby, amend, terminate or suspend this Plan in any manner materially adverse to the Participant’s rights or benefits under an outstanding Award or amend the Participant’s Award in any manner materially adverse to the Participant’s rights or benefits thereunder. Changes contemplated by Section 4.2 do not and will not be deemed to constitute changes or amendments for purposes of this Section 4.5.

4.6 Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Committee or this Plan or in the Award Agreement, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

4.7 Effective Date of the Plan.  This Plan is effective upon the Effective Date, subject to approval by the shareholders of the Corporation within twelve months after the date the Board approves this Plan.

4.8 Term of the Plan.  Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the 10th anniversary of the Effective Date.

4.9 Governing Law/Severability

4.9.1 Choice of Law.  This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with, the laws of the state of California.

4.9.2 Severability.  If it is determined that any provision of this Plan or an Award Agreement is invalid and unenforceable, the remaining provisions of this Plan and/or the Award Agreement, as applicable, will continue in effect provided that the essential economic terms of this Plan and the Award can still be enforced.

4.10 Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

4.11 Non-Exclusivity of Plan.  Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

4.12 No Restriction on Corporate Powers.  The existence of this Plan, the Award Agreements, and the Awards granted hereunder, shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Subsidiary’s capital structure or its business; (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary; (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Corporation’s capital stock or the rights thereof; (d) any dissolution or liquidation of the Corporation or any Subsidiary; (e) any sale or transfer of all or any part of the Corporation or any Subsidiary’s assets or business; or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

4.13 Other Company Compensation or Benefit Programs.  Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or any Subsidiary.

5. Definitions

“Award” means an award of any Option or Restricted Stock, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any writing, approved by the Committee, setting forth the terms of an Award that has been duly authorized and approved.

“Award Date” means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the grant of the Award.

“Beneficiary” means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

“Board” means the Board of Directors of the Corporation.

“Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement, or another applicable contract with the Participant that defines such term for purposes of determining the effect that a “for cause” termination has on the Participant’s stock options and/or restricted stock awards) a termination of employment or service based upon a finding by the Company, acting in good faith and based on its reasonable belief at the time, that the Participant:

(a) has been negligent in the discharge of his or her duties to the Company, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties; or

(b) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; or

(c) has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or an affiliate; or has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses); or

(d) has materially breached any of the provisions of any agreement with the Company or an affiliated entity; or

(e) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or an affiliate; or

(f) has improperly induced a vendor or customer to break or terminate any contract with the Company or an affiliate or induced a principal for whom the Company or an affiliate acts as agent to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

“Change in Control Event” means any of the following:

(a) Approval by the Board and by shareholders of the Corporation (or, if no shareholder approval is required, by the Board alone) of the dissolution or liquidation of the Corporation, other than in the context of a transaction that does not constitute a Change in Control Event under clause (b) below;

(b) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation’s business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates of the Company (a “Business Combination”), unless (1) as a result of the Business Combination, more than 50% of the outstanding voting power generally in the election of directors of the surviving or resulting entity or a parent thereof (the “Successor Entity”) immediately after the reorganization are, or will be, owned, directly or indirectly, by holders of the Corporation’s voting securities immediately before the Business Combination; and (2) no “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Successor Entity or an Excluded Person, beneficially owns, directly or indirectly, more than 50% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; or

(c) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (1) an acquisition directly from the Company, (2) an acquisition by the Company, or (3) an acquisition by an entity pursuant to a transaction which is expressly excluded under clause (b) above.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the Securities and Exchange Commission.

“Committee” means the Board or one or more committees of director(s) appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such greater number of directors as may be required under applicable law.

“Common Stock” means the shares of the Corporation’s Common Stock, $0.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4.2 of this Plan.

“Company” means the Corporation and its Subsidiaries.

“Corporation” means Bionovo, Inc., a Delaware corporation, and its successors.

“Effective Date” means the date the Board approved this Plan.

“Eligible Employee” means an officer (whether or not a director) or employee of the Company.

“Eligible Person” means an Eligible Employee, or any Other Eligible Person, designated by the Committee in its discretion.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Excluded Person” means (a) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (b) the Company, (c) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity, or (d) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 25% of the Common Stock on the Effective Date (or an affiliate, successor, heir, descendant, or related party of or to such person).

“Fair Market Value” on any date means:

(a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

(b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

(c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

(d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

“Incentive Stock Option” means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

“Nonqualified Stock Option” means an Option that is not an incentive stock option within the meaning of Section 422 of the code and includes an Option designated as a Nonqualified Stock Option and any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof.

“Option” means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an employee of the Corporation or a Subsidiary as a Nonqualified Stock Option or an Incentive Stock Option.

“Other Eligible Person” means any director of, or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company’s securities) to, the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person’s participation in this Plan would not adversely affect (a) the Corporation’s eligibility to rely on the Rule 701 from registration under the Securities Act for the offering of shares issuable under this Plan by the Company, or (b) the Corporation’s compliance with any other applicable laws.

“Participant” means an Eligible Person who has been granted and holds an Award under this Plan.

“Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

“Plan” means this Bionovo, Inc. Stock Incentive Plan, as it may hereafter be amended from time to time.

“Public Offering Date” means the date the Common Stock is first registered under the Exchange Act and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System.

“Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, to the extent such remain unvested and restricted under the terms of the applicable Award Agreement.

“Retirement” means retirement with the consent of the Company or retirement from active service as an employee or officer of the Company on or after attaining (a) age 55 with ten or more years of employment with the Company, or (b) age 65.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Severance Date” with respect to a particular Participant means, unless otherwise provided in the applicable Award Agreement:

(a) if the Participant is an Eligible Employee and the Participant’s employment by the Company terminates (regardless of the reason), the last day that the Participant is actually employed by the Company (unless, immediately following such termination of employment, the Participant is a member of the Board or, by express written agreement with the Company, continues to provide other services to the Company as an Other Eligible Person, in which case the Participant’s Severance Date shall not be the date of such termination of employment but shall be determined in accordance with clause (b) or (c) below, as applicable, in connection with the termination of the Participant’s other services);

(b) if the Participant is not an Eligible Employee but an Other Eligible Person by virtue of the fact that he or she is a member of the Board and the Participant ceases to be a member of the Board (regardless of the reason), the last day that the Participant is actually a member of the Board (unless, immediately following such termination, the Participant is an employee of the Company or, by express written agreement with the Company, continues to provide other services to the Company or a Subsidiary as an Other Eligible Person, in which case the Participant’s Severance Date shall not be the date of such termination but shall be determined in accordance with clause (a) above or (c) below, as applicable, in connection with the termination of the Participant’s employment or other services);

(c) if the Participant is not an Eligible Employee but an Other Eligible Person (other than by virtue of being a Board member) and the Participant ceases to provide services to the Company (as determined in accordance with Section 2.6.8) (regardless of the reason), the last day that the Participant actually provides services to the Company as an Other Eligible Person (unless, immediately following such termination, the Participant is an employee of the Company or a member of the Board, in which case the Participant’s Severance Date shall not be the date of such termination of services but shall be determined in accordance with clause (a) or (b) above, as applicable, in connection with the termination of the Participant’s employment or membership on the Board).

“Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Corporation.

“Total Disability” means a “total and permanent disability” within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Committee may include.

AMENDMENT NO. 1
to
BIONOVO, INC. STOCK INCENTIVE PLAN

This AMENDMENT NO. 1 to BIONOVO, INC. STOCK INCENTIVE PLAN (“Amendment No. 1”) is effective as of September 30, 2004.

1. Amendment.  Section 1.4.2 of the Bionovo, Inc. Stock Incentive Plan (“Plan”) is amended in its entirety and shall read as follows:

“1.4.2 Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan will not exceed 3,000,000 shares (the “Share Limit”). The maximum number of shares subject to Options that are granted during any calendar year to any one individual will be limited to 2,000,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be 2,000,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.”

2. Effectiveness of Plan.  Except as set forth in this Amendment No. 1, all of the terms of the Plan shall remain unchanged and in full force and effect.

3. Execution.  To record the Amendment No. 1 to the Plan adopted by the Board of Directors of Bionovo, Inc. (the “Corporation”), the Corporation has caused its authorized officer to execute the same.

BIONOVO, INC., a Delaware corporation

By:	/s/ Isaac Cohen Name: Isaac Cohen Title: President

AMENDMENT NO. 2
to
BIONOVO, INC. STOCK INCENTIVE PLAN

This AMENDMENT NO. 2 to BIONOVO, INC. STOCK INCENTIVE PLAN (“Amendment No. 2”) is effective as of February 18, 2005

1. Amendment.  Section 1.4.2 of the Bionovo, Inc. Stock Incentive Plan as amended (“Plan”) is amended in its entirety and shall read as follows:

“1.4.2 Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan will not exceed 3,600,000 shares (the “Share Limit”). The maximum number of shares subject to Options that are granted during any calendar year to any one individual will be limited to 2,000,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be 2,000,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.”

2. Effectiveness of Plan.  Except as set forth in this Amendment No. 2, all of the terms of the Plan shall remain unchanged and in full force and effect.

3. Execution.  To record the Amendment No. 2 to the Plan adopted by the Board of Directors of Bionovo, Inc. (the “Corporation”), the Corporation has caused its authorized officer to execute the same.

BIONOVO, INC., a Delaware corporation

By:	/s/ Isaac Cohen Name: Isaac Cohen Title: President

AMENDMENT NO. 3
to
STOCK INCENTIVE PLAN

This AMENDMENT NO. 3 to STOCK INCENTIVE PLAN (“Amendment No. 3”) is effective as of May 9, 2005

1.	Amendments.

(a) Section 1.4.2 of the Bionovo, Inc. Stock Incentive Plan as amended (“Plan”), assumed by Lighten Up Enterprises International, Inc., a Nevada corporation (the “Corporation”), effective April 6, 2005, is amended in its entirety and shall read as follows:

“1.4.2 Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan will not exceed 3,496,788 shares (the “Share Limit”). The maximum number of shares subject to Options that are granted during any calendar year to any one individual will be limited to 2,000,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be 2,000,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.”

(b) The definition of “Committee” set forth in Section 5 of the Plan is amended in its entirety and shall read as follows:

“Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Securities Exchange Act of 1934, as amended, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) “Independent;” where “Independent” shall have the same meaning as used in the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Corporation are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.”

2. Effectiveness of Amendment No. 3.  This Amendment No. 3 shall be effective upon the approval of the stockholders of Corporation, in accordance with the Corporation’s articles of incorporation, bylaws and applicable Nevada law.

3. Effectiveness of Plan.  Except as set forth in this Amendment No. 3, all of the terms of the Plan shall remain unchanged and in full force and effect.

4. Execution  To record the Amendment No. 3 to the Plan adopted by the Board of Directors of Lighten Up Enterprises International, Inc. (the “Corporation”), the Corporation has caused its authorized officer to execute the same.

LIGHTEN UP ENTERPRISES INTERNATIONAL, INC., a Nevada corporation

By:	/s/ Isaac Cohen Name: Isaac Cohen Title: President

AMENDMENT NO. 4
to
STOCK INCENTIVE PLAN

This AMENDMENT NO. 4 to STOCK INCENTIVE PLAN (“Amendment No. 4”) is effective as of May 17, 2006

1.	Amendments.

(a) Section 1.4.2 of the Stock Incentive Plan, as amended (“Plan”) of Bionovo, Inc. (the “Corporation), effective April 6, 2005, is amended in its entirety and shall read as follows:

“1.4.2 Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan will not exceed 6,496,788 shares (the “Share Limit”). The maximum number of shares subject to Options that are granted during any calendar year to any one individual will be limited to 2,000,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be 2,000,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.”

2. Effectiveness of Amendment No. 4.  This Amendment No. 4 shall be effective upon the approval of the stockholders of Corporation, in accordance with the Corporation’s articles of incorporation, bylaws and applicable Delaware law.

3. Effectiveness of Plan.  Except as set forth in this Amendment No. 4, all of the terms of the Plan shall remain unchanged and in full force and effect.

4. Execution.  To record the Amendment No. 4 to the Plan adopted by the Board of Directors of the Corporation has caused its authorized officer to execute the same.

BIONOVO, INC., a Delaware corporation

By:	/s/ Isaac Cohen Name: Isaac Cohen Title: President Chairman, President, Chief Executive Officer and Chief Scientific Officer

AMENDMENT NO. 5
to
STOCK INCENTIVE PLAN

This AMENDMENT NO. 5 to STOCK INCENTIVE PLAN (“Amendment No. 5”) is effective as of May 8, 2008.

1.	Amendment.

(a) Section 1.4.2 of the Stock Incentive Plan, as amended (“Plan”) of Bionovo, Inc. (the “Corporation”), effective April 6, 2005, is hereby amended and restated in its entirety and shall read as follows:

“1.4.2 Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan will not exceed 9,496,788 shares (the “Share Limit”). The maximum number of shares subject to Options that are granted during any calendar year to any one individual will be limited to 2,000,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be 2,000,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.”

2. Effectiveness of Amendment No. 5.  This Amendment No. 5 shall be effective upon the approval of the shareholders of Corporation, in accordance with the Corporation’s certificate of incorporation, amended and restated bylaws and applicable Delaware law.

3. Effectiveness of Plan.  Except as set forth in this Amendment No. 5, all of the terms of the Plan shall remain unchanged and in full force and effect.

4. Execution.  To record the Amendment No. 5 to the Plan adopted by the Board of Directors of the Corporation has caused its authorized officer to execute the same.

BIONOVO, INC., a Delaware corporation

By:	/s/ Isaac Cohen Name: Isaac Cohen Title: Chairman, President, Chief Executive Officer and Chief Scientific Officer

AMENDMENT NO. 6
to
STOCK INCENTIVE PLAN

This AMENDMENT NO. 6 to STOCK INCENTIVE PLAN (“Amendment No. 6”) is effective as of March 25, 2011.

1. Amendment.  Section 1.4.2 of the Stock Incentive Plan, as amended (“Plan”) of Bionovo, Inc. (the “Corporation”), effective April 6, 2005, is hereby amended and restated in its entirety and shall read as follows:

“1.4.2 Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan will not exceed 12,000,000 shares (the “Share Limit”). The maximum number of shares subject to Options that are granted during any calendar year to any one individual will be limited to 2,000,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be 2,000,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.”

2. Effectiveness of Amendment No. 6.  This Amendment No. 6 shall be effective upon the approval of the holders of at least a majority of the shares of common stock of the Corporation present in person or represented by proxy at the annual shareholders meeting and entitled to be cast at such meeting, in accordance with the terms and conditions of the Plan, the Corporation’s certificate of incorporation, amended and restated bylaws and applicable Delaware law.

3. Effectiveness of Plan.  Except as set forth in this Amendment No. 6, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

4. Execution.  The Board of Directors of the Corporation has caused its authorized officer to execute this Amendment No. 6 and to record the same in the books and records of the Corporation.

BIONOVO, INC., a Delaware corporation

By:	/s/ Isaac Cohen Name: Isaac Cohen Title: Chairman, President, Chief Executive Officer and Chief Scientific Officer

bioNovo

Voting Instructions

You can vote by Internet or Telephone!
You may choose one of the three voting options as outlined below.

BIONOVO, INC.
INVESTOR RELATIONS
5858 HORTON STREET, SUITE 400
EMERYVILLE, CA 94608

<Shareholder Name>
<Shareholder Address1>
<Shareholder Address2>
<Shareholder Address3>

Control #: 0000 0000 0000

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

VOTE BY INTERNET – www.colonialstock.com/Bionovo2011

- You can view the Bionovo 2011 Annual Report and Proxy Statement and submit your vote online at the website listed above up until 11:59PM Pacific Time on May 9, 2011. You will need the control number at the left in order to do so.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until 5:00PM MST/4:00 PM PT on May 9, 2011.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot in the postage-paid envelope provided.
- Votes by mail must be received by May 9, 2011.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

BIONOVO, INC.

The undersigned hereby appoints MARY TAGLIAFERRI and THOMAS C. CHESTERMAN, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of Bionovo, Inc. that the undersigned may be entitled to vote at the 2011 Annual Meeting of Stockholders of Bionovo, Inc. to be held at Bionovo's offices located at 5858 Horton Street, Suite 260, Emeryville, California 94608 on Tuesday, May 10, 2011, at 3:00 p.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other maters that may properly come before the meeting.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of five directors nominated by the board of directors to serve until the 2011 annual meeting of shareholders. Nominees: 1) John Baxter 2) George Butler 3) Isaac Cohen 4) Louis Drapeau 5) Mary Tagliaferri	☐	☐	☐	________

	For	Against	Abstain
2. To approve of an amendment to the Company's Stock Incentive Plan described in the accompanying proxy statement;	☐	☐	☐
3. To ratify the appointment of PMB Helin Donovan, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐

4. In their discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposals 2 and 3.

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date